                            SCHEDULE 14A INFORMATION

                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934

Filed by the  Registrant |X|
Filed by a Party other than the Registrant | |

Check the appropriate box:
|X| Preliminary Proxy Statement
___ Confidential, for Use of the Commission Only (as
    permitted by Rule 14A-6(e)(2))
___ Definitive Proxy Statement
___ Definitive Additional Materials
___ Soliciting Material Pursuant to ss.240.14a-12

                           MACC PRIVATE EQUITIES INC.
                (Name of Registrant as Specified In Its Charter)
                  ---------------------------------------------
             (Name of Person(s) Filing Proxy Statement if other than
                                 the Registrant)

Payment of Filing Fee (Check the appropriate box)
 |X| No fee required
 ___ Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11
         1)       Title  of  each  class  of  securities  to  which  transaction applies:________________________________.
         2)       Aggregate number of securities to which transaction applies:
                  _______________________________ .
         3)       Per  unit  price  or other  underlying  value  of  transaction computed  pursuant  to  Exchange  Act Rule 0-11 (Set forth the amount on which the filing fee is calculated  and state how it was determined):__________________________________________.
         4)       Proposed maximum aggregate value of transaction:______________ .
         5)       Total fee paid:___________________________________________.

 ___  Fee paid previously with preliminary materials
 ___  Check box if any part of the fee is offset as provided by Exchange  Act Rule 0-11(a)(2)  and  identify the filing for which the offsetting  fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
         1) Amount Previously Paid: _______________________.
         2) Form, Schedule or Registration Statement No.:_______________________
         3) Filing Party: _______________________________________.
         4) Date Filed:__________________________________________.

                               February ___, 2008

To the Shareholders of MACC Private Equities Inc.:

         The Annual Meeting of Shareholders  of our Corporation  will be held on
Tuesday,  March 25, 2008,  at 10:00 a.m.  Pacific  Standard Time at 24 Corporate
Plaza Drive, Newport Beach, CA 92660.

         A  Notice  of the  meeting,  a Proxy  and  Proxy  Statement  containing information about matters to be acted upon are enclosed.  In addition,  the MACC
Private  Equities  Inc.  Annual  Report for the fiscal year ended  September 30,
2007, is enclosed and provides  information  regarding the financial  results of the  Corporation  for the year.  Holders of Common Stock are entitled to vote at the Annual  Meeting on the basis of one vote for each share held.  If you attend the Annual Meeting in March,  you retain the right to vote in person even though you previously mailed the enclosed Proxy.

         It is important that your shares be represented at the meeting  whether or not you are personally in attendance,  and I urge you to review carefully the
Proxy  Statement and sign,  date and return the enclosed  Proxy at your earliest convenience.  I look forward to meeting you and, together with our Directors and
Officers, reporting our activities and discussing the Corporation's business and its prospects. I hope you will be present.
Very truly yours,

Geoffrey T. Woolley Chairman of the Board

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD MARCH 25, 2008

To the Shareholders of MACC Private Equities Inc.:

         NOTICE IS HEREBY GIVEN that the Annual Meeting of the  Shareholders  of
MACC Private Equities Inc., a Delaware corporation (the "Corporation"),  will be held on  Tuesday,  March  25,  2008,  10:00  a.m.  Pacific  Standard  Time at 24
Corporate Plaza Drive, Newport Beach, CA 92660, for the following purposes:

         1. To elect five directors to serve until the 2009 Annual  Shareholders
Meeting or until their respective successors shall be elected and qualified;

         2. To approve an Investment  Advisory Agreement between the Corporation and Eudaimonia Asset Management, LLC;

         3.  To  approve  an   Investment   Subadvisory   Agreement   among  the
Corporation, Eudaimonia and InvestAmerica Investment Advisors, Inc.;

         4. To  authorize  the  Corporation  to  issue  rights  to  acquire  any authorized shares of Common Stock of the Corporation;

         5. To ratify the appointment of KPMG LLP as independent auditors of the
Corporation for fiscal year 2008; and

         6. To  transact  such other  business as may  properly  come before the meeting and any adjournment thereof.

         Only holders of Common Stock of the  Corporation of record at the close of business on January 31, 2008,  will be entitled to notice of, and to vote at, the meeting and any adjournment thereof.
By Order of the Board of Directors

David R. Schroder, Secretary

         Your Officers and Directors  desire that all shareholders be present or represented at the Annual Meeting.  Even if you plan to attend in person, please date,  sign  and  return  the  enclosed  proxy in the  enclosed  postage-prepaid envelope at your earliest  convenience so that your shares may be voted.  If you do attend  the  meeting in March,  you retain the right to vote even  though you mailed the enclosed proxy.  The proxy must be signed by each  registered  holder exactly as the stock is registered.

                                 PROXY STATEMENT

                       FOR ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD MARCH 25, 2008

         This Proxy Statement is furnished in connection  with the  solicitation by the Board of Directors of MACC Private Equities Inc., a Delaware  corporation
(the  "Corporation"),   of  proxies  to  be  voted  at  the  Annual  Meeting  of
Shareholders to be held on March 25, 2008, or any adjournment thereof (the "2008
Annual  Meeting").  The date on which this Proxy Statement and the enclosed form of proxy are first being sent or given to  shareholders of the Corporation is on or about [February 29], 2008.

                             PURPOSES OF THE MEETING

         The 2008 Annual Meeting is to be held for the purposes of:

         (1) electing five persons to serve as Directors of the  Corporation  to serve  until the 2009  Annual  Shareholders  Meeting or until  their  respective successors shall be elected and qualified;

         (2)  approving an  Investment  Advisory  Agreement  (the "New  Advisory
Agreement")  between  the  Corporation  and  Eudaimonia  Asset  Management,  LLC
("Eudaimonia");

         (3) approving an Investment  Subadvisory  Agreement  (the  "Subadvisory
Agreement")  among the  Corporation,  Eudaimonia  and  InvestAmerica  Investment
Advisors, Inc. ("InvestAmerica");

         (4)  authorizing  the  Corporation  to  issue  rights  to  acquire  any authorized shares of Common Stock of the Corporation ("Common Stock");

         (5) ratifying the  appointment by the Board of Directors of KPMG LLP as independent auditors of the Corporation for the fiscal year ending September 30,
2008 ("Fiscal Year 2008"); and

         (6)  transacting  such  other  business as may properly come before the meeting or any adjournment thereof.

         The Board of Directors  unanimously  recommends  that the  shareholders vote FOR the  election  as  Directors  of the persons  named  under  ELECTION OF
DIRECTORS,  FOR the approval of the new Investment Advisory  Agreement,  FOR the approval of the Investment Subadvisory Agreement, FOR the authorization to issue rights to acquire any authorized  shares of Common Stock of the  Corporation and
FOR the ratification of the appointment of KPMG LLP as independent auditors.

                                       1

                 RECENT DEVELOPMENTS - BACKGROUND FOR PROPOSALS

     Given the Corporation's relatively small size and limited shareholder base, trading in the Corporation's  stock has been historically  limited. In addition, the financial performance of the Corporation has been disappointing for the past several years. The Board of Directors  believes that companies with a relatively low market capitalization,  such as the Corporation  (approximately $7.0 million at December 31, 2007), do not attract sufficient investor or analyst interest to provide market  recognition of value. At the same time, the expenses  associated with  operating  as a  public  company  are  very  high  for a  company  of such relatively small size.

     The Corporation's  wholly-owned subsidiary,  MorAmerica Capital Corporation
("MorAmerica")  currently  comprises  approximately  99%  of  the  Corporation's assets.  MorAmerica has utilized the small business  investment company ("SBIC")
borrowing  program,  which is  administered  by the United States Small Business
Administration ("SBA"), as its chief source of capital. Accordingly,  MorAmerica had been subject to regulations  applicable to SBICs.  Consistent with the SBA's goal of fostering  investment in small  businesses,  SBA  regulations  limit the extent to which an SBIC's capital may be impaired, impose certain standards upon an SBIC's  investment  advisor,  and limit the type of portfolio company an SBIC may  invest  in and the  nature  of such  investments.  One  effect  of this SBA regulation and certain agreements with the SBA had been to limit the flexibility of the Corporation to make new investments through MorAmerica,  which had served to limit the Corporation's opportunities for growth.

     On February 7, 1995, the Securities and Exchange  Commission ("SEC") issued an order (the "Order") which modifies the  application of certain  provisions of the  Investment  Company  Act of  1940,  as  amended  (the  "1940  Act")  to the
Corporation and MorAmerica. Additionally, the Order imposed certain restrictions on the assets the Corporation could own as a condition to its grant of exemptive relief under the Securities Exchange Act of 1934 (the "1934 Act") to MorAmerica.

     In order to address the Corporation's market capitalization challenges, the
Board  of  Directors   has  explored   various   alternatives   to  improve  the
Corporation's  performance over the past several years,  including  reevaluating the appropriateness of MorAmerica  maintaining its SBIC license,  raising enough capital to enhance market  recognition,  going private,  and liquidation through dividend  payments  to  stockholders  over  time.  As a  means  to  enhance  the
Corporation's  growth  opportunities,  the  Board of  Directors  authorized  and directed  MorAmerica to  voluntarily  surrender its SBIC license,  which the SBA approved in December,  2007. As a result,  MorAmerica and the Corporation are no longer  subject  to  regulation  by the  SBA and  will  therefore  have  greater flexibility in making new investments going forward.

     In  September,  2007,  to replace  the SBA  borrowing  programs  MorAmerica entered  into a term  loan,  which has a current  balance of  $6,059,845,  and a revolving loan permitting MorAmerica to borrow up to $500,000, with Cedar Rapids
Bank & Trust Company.  MorAmerica utilized amounts borrowed under the term loan, in  addition  to cash on hand,  to repay all of its  outstanding  SBA-guaranteed debentures.

     Because  MorAmerica  is no  longer  an SBIC,  the  Board of  Directors  has determined that there is no longer any need to operate  MorAmerica as a separate company.  Prior  to the  voluntary  surrender  of its SBIC  license,  MorAmerica existed as a wholly owned  subsidiary of the  Corporation  primarily in order to comply with SBA  regulations  that  prohibited  MorAmerica  from holding certain assets  that  were  held by the  Corporation.  Further,  in  addition  to limits respecting  the  Corporation's  investments  imposed  by the 1940  Act,  certain conditions contained in the Order restricted the Corporation's ability to invest in certain  types of  assets.  Because  the  reasons  for  having  two  separate companies are no longer present,  and in an effort to operate going forward more efficiently  and without  the  restrictions  imposed by the Order,  the Board of
Directors,  at its  meeting  on  January  16,  2008,  authorized  the  merger of
MorAmerica  with and into the  Corporation,  with the merger  anticipated  to be effective immediately following the 2008 Annual Meeting.

     In order to capitalize on the increased  opportunities  for growth afforded to the Corporation  following the surrender of MorAmerica's SBIC license, and in an effort to increase the Corporation's assets, the Board of Directors sought to enlist the  services of a new  investment  advisory  team which could modify and expand the universe of portfolio company investments made by the Corporation and enhance market interest in the

                                       2

Corporation's  stock. To that end, the Board has identified  Eudaimonia to serve as the Corporation's investment adviser.

     Eudaimonia was founded in 2007 by Travis Prentice,  Montie L.  Weisenberger and Joshua M. Moss. Roth Capital Partners, LLC ("RCP") contributed the operating capital  to fund  the  founders'  business  plan  and  holds a 49%  interest  in
Eudaimonia.

     Gordon J. Roth,  who has  served on the  Corporation's  Board of  Directors since  2000,  is the Chief  Financial  Officer of RCP and serves on the Board of
Managers  of  Eudaimonia.  In  addition to  shareholder  approval,  the 1940 Act requires any  investment  advisory  agreement to be approved by the  affirmative vote of a majority of the  directors who are not parties to the  transaction  or
"interested  persons"  within the  meaning of Section  2(a)(19) of the 1940 Act, cast in person at a meeting  called for the purpose of voting on such  approval.
In light of Mr. Roth's  interests in Eudaimonia,  Mr. Roth recused  himself from the Board's  consideration of the appointment of Eudaimonia as the Corporation's investment  adviser and the approval of the terms of the New Advisory  Agreement and the Subadvisory Agreement (together, the "Advisory Agreements").

     RCP has expressed interest in supporting the growth of the Corporation.  No agreements are in place,  but subject to the 1940 Act, RCP's support may include
serving  as  standing   purchaser  of  any  rights  not  purchased  by  existing
shareholders in connection with a rights  offering,  as further  described under
PROPOSAL 4, and serving as placement  agent or  underwriter  for future  capital offerings of the Corporation.

     As previously  reported,  on January 16, 2008, Ms. Jasja Kotterman resigned as a Director,  due to here travel schedule and location in Hong Kong.  Prior to the Board's  January  16,  2008  meeting,  the  Corporate  Governance/Nominating
Committee ("Nominating Committee") considered the appointment of Mr. James Eiler to serve as an  independent  Director.  The  Nominating  Committee  reviewed Mr.
Eiler's  background  and  qualifications,  and  recommended  that  the  Board of
Directors nominate Mr. Eiler to serve on the Board as an independent director to replace  the  vacancy  created by Ms.  Kotterman's  resignation.  Mr.  Eiler was elected to the Board at that time.

     Representatives  of  Eudaimonia  attended  the  meetings  of the  Board  on
December 12, 2007 and January 16, 2008, and gave  presentations  to the Board of
Directors regarding Eudaimonia's plans for the Corporation,  including its plans to  increase  the  Corporation's  assets  and  the  terms  of the  New  Advisory
Agreement.  The principal  components of the plan are to build shareholder value by increasing the size of the Corporation, in addition to expanding the universe of portfolio companies in which the Corporation invests.

     Also during these meetings, the Board of Directors approved and recommended to the  shareholders  the  approval  of the  Advisory  Agreements.  The  Current
Investment  Advisory  Agreements (as defined below) with InvestAmerica  would be terminated upon the effectiveness of the Advisory  Agreements.  The terms of all of these agreements are summarized under PROPOSAL 2 and PROPOSAL 3.

     During  these  meetings,  Eudaimonia  outlined for the Board of Directors a long-term strategy that includes the following elements:

     *    Investing in small  promising  companies not traded on major exchanges which may not have access to  traditional  means of financing  through
          private   investments  in  public  equities  (so-called  "Pipes")  and registered  direct offerings  permissible for investment by a business development company ("BDC") under the 1940 Act;

     *    Investing up to a maximum of 30% of the portfolio in equity  positions of promising companies that are publicly listed;

     *    Investing on a limited  basis (up to maximum of 10% of the  portfolio)
          in private companies;

     *    Recruiting for the coming year and future years directors with diverse and broad financial and business experience;

                                       3

     *    Moving the corporate headquarters to Encinitas, California;

     *    Undertaking  an investor  relations  strategy to obtain  better market understanding of the Corporation;

     *    Diligently  focusing on growing the size of the Corporation  over time through  internal  growth and equity  capital to reduce fixed expenses per share, and increase shareholder liquidity and maximize shareholder value; and

     *    Retaining  InvestAmerica  on a  transitional  basis as a subadviser to efficiently  liquidate and maximize the value of MorAmerica's existing portfolio of investments.

     The  Board  of  Directors  reviewed  recent  financial  performance  of the
Corporation and evaluated information regarding the prior business experience of the Eudaimonia  principals.  The Board of Directors also examined data regarding peer  group  business  development  companies  and each of the  elements  of the
Eudaimonia long-range plan described above. In light of these factors, the Board of Directors approved, and determined to recommend to the shareholders for their approval,  the slate of Directors  described  under PROPOSAL 1, the New Advisory
Agreement as summarized in PROPOSAL 2 and the Subadvisory  Agreement  summarized in PROPOSAL 3.

     Also on January 16, 2008,  the Board of  Directors  examined and approved a proposal to issue rights to acquire shares of the Corporation's  Common Stock as a means by which the  Corporation  may raise  additional  equity  capital.  This proposal  is further  described  under  PROPOSAL 4. The Board of  Directors  has determined to recommend this proposal to the shareholders for their approval.

                              VOTING AT THE MEETING

     The record date for holders of Common  Stock  entitled to notice of, and to vote at, the 2008  Annual  Meeting is the close of  business on January 31, 2008
(the "Record Date").  As of the Record Date, the Corporation had outstanding and entitled to vote at the 2008 Annual Meeting 2,464,621 shares of Common Stock.

     The  presence,  in person or by proxy,  of the holders of a majority of the shares of Common  Stock  outstanding  and  entitled  to vote at the 2008  Annual
Meeting is necessary  to  constitute  a quorum.  Abstentions  and shares held by brokers,  banks, other institutions and nominees that are voted on any matter at the 2008 Annual Meeting are included in determining the presence of a quorum for the  transaction of business at the  commencement of the 2008 Annual Meeting and on those  matters for which the broker,  nominee or fiduciary  has  authority to vote. In deciding all questions, a shareholder shall be entitled to one vote, in person or by proxy,  for each share of Common  Stock  held in the  shareholder's name at the close of business on the record date.

     To be elected a Director,  each nominee  under  PROPOSAL 1 must receive the favorable  vote of the  holders of a  plurality  of the  shares of Common  Stock entitled to vote and represented at the 2008 Annual Meeting.

     In  order  to  approve  the  New  Investment  Advisory  Agreement  and  the
Subadvisory Agreement under PROPOSALS 2 and 3, respectively,  each proposal must receive the  favorable  vote of a majority of the  outstanding  shares of Common
Stock entitled to vote at the 2008 Annual  Meeting.  For purposes of these three proposals,  Section  2(a)(42)  of  the  1940  Act  defines  "a  majority  of the outstanding  shares" as (i) 67% or more of the voting securities present at such meeting if the holders of more than 50% of the outstanding  voting securities of such company are present or represented by proxy; or (ii) 50% of the outstanding voting securities of such company, whichever is less.

     In order to  authorize  the  Corporation  to issue  rights to  acquire  any authorized  shares of Common Stock of the Corporation,  PROPOSAL 4, the proposal must  receive  the  favorable  vote of a majority of the  outstanding  shares of
Common Stock entitled to vote at the 2008 Annual Meeting.

                                       4

     In order to ratify the appointment of KPMG LLP as independent  auditors for the Corporation for the fiscal year ending  September 30, 2008 under PROPOSAL 5, this proposal must receive the favorable  vote of a majority of the  outstanding shares of Common Stock entitled to vote at the 2008 Annual Meeting.

     Each proxy delivered to the Corporation,  unless the shareholder  otherwise specifies therein, will be voted:

     >>   FOR the election as Directors of the persons  named under  ELECTION OF
          DIRECTORS--NOMINEES;

     >>   FOR  the  approval  of the  New  Advisory  Agreement  described  under
          APPROVAL OF NEW ADVISORY AGREEMENT;

     >>   FOR the approval of the Subadvisory Agreement described under APPROVAL
          OF SUBADVSIORY AGREEMENT;

     >>   FOR the authorization to issue rights to acquire any authorized shares of Common Stock of the Corporation; and

     >>   FOR the  ratification  of the appointment by the Board of Directors of
          KPMG LLP as independent auditors.

     In each case where the  shareholder  has  appropriately  specified  how the proxy is to be voted, it will be voted in accordance with this specification. As to any other matter or business which may be brought before the meeting,  a vote may be cast pursuant to the  accompanying  proxy in accordance with the judgment of the  person  or  persons  voting  the same,  but  neither  the  Corporation's management  nor the  Board  of  Directors  knows  of any such  other  matter  or business.  Any shareholder has the power to revoke his proxy at any time insofar as it is  then  not  exercised  by  giving  notice  of such  revocation,  either personally at the meeting or in writing,  to the Secretary of the Corporation or by the execution and delivery to the Corporation of a new proxy dated subsequent to the original proxy.

                                   PROPOSAL 1
                              ELECTION OF DIRECTORS

     All Director  nominees  elected at the 2008 Annual Meeting will serve until the 2009 Annual Meeting of  shareholders  or until their  respective  successors shall be elected and qualified.  The persons named in the  accompanying  form of proxy intend to vote such proxy for the election of the nominees  named below as
Directors  of the  Corporation  to  serve  until  the  next  Annual  Meeting  of
shareholders  or  until  their  respective   successors  shall  be  elected  and
qualified,  unless  otherwise  properly  indicated on such proxy. If any nominee shall become  unavailable for any reason,  the persons named in the accompanying form of proxy are  expected to consult with the Board of Directors in voting the shares  represented by them at the 2008 Annual  Meeting.  The Board of Directors has no reason to doubt the  availability of any of the nominees and no reason to believe that any of the nominees will be unable or unwilling to serve the entire term for which election is sought.

     Proxies may not be voted for more than the five Director nominees set forth below. To be elected a Director, each nominee must receive the favorable vote of the holders of a plurality  of the shares of Common  Stock  entitled to vote and represented at the 2008 Annual  Meeting.  The names of the nominees,  along with certain information concerning them, are set forth below.

Nominees

     In the chart below,  "Interested  Director"  indicates the director nominee who does not meet the definition of "independent director" provided in the rules applicable  to  companies  listed on the NASDAQ  Capital  Market.  In

                                       5

contrast,  "Independent  Directors" do meet such qualification.  The address for all Director  nominees is 101 Second Street SE, Suite 800,  Cedar  Rapids,  Iowa
52401.

                              Interested Directors

                                                                                            Number of
                                                                                            Portfolios
                  Position(s)    Term of                                                     in Fund        Other
                   Held with   Office and              Principal Occupation(s)               Complex     Directorships
      Name            the       Length of                During Past 5 Years               Overseen by     Held by
    and Age       Corporation  Time Served                                                 Nominee (1)   Nominee (2)

Benjamin          Director     Since         President and CEO, Central Proteina                One           None
Jiaravanon, 37                 February,     Prima   (manufacturer   of  animal,
(3)                            2004          poultry  and  fish  feeds),   since
                                             2004; President, Strategic Planning
                                             Group,  Charoen Pokphand  Indonesia
                                             (agribusiness conglomerate), 2002 -
                                             2004; Associate, Direct Investments
                                             Group,  Merrill Lynch, 1996 - 2002.
                                             Mr.    Jiaravanon    received   his
                                             Bachelor   of  Science   degree  in
                                             industrial management from Carnegie
                                             Mellon University.

Gordon J. Roth,
53(4)                                        Director  Since  2000 CFO and Chief                One           None
                                             Operating   Officer,   Roth   53(4)
                                             Capital Partners,  LLC (independent
                                             investment       banking       firm
                                             specializing      in      small-cap
                                             companies), 2000-present; Chairman,
                                             Roth  &   Company,   P.C.   (public
                                             accounting   firm  located  in  Des
                                             Moines, Iowa), 1990-2000.  Prior to
                                             that,  Mr.  Roth was a  partner  at
                                             Deloitte   &   Touche,   a   public
                                             accounting firm, in Des Moines.

(1) As the  Corporation  presently  conducts  all  of  its  investments  through
MorAmerica, the Corporation and MorAmerica are deemed one "fund."

(2) "Other  Directorships"  indicate other  companies  which (i) have a class of securities  registered  under  section 12 of the 1934 Act,  (ii) are  subject to section  15(d) of the 1934 Act,  or (iii) are  registered  investment  companies under the 1940 Act.

(3) To the extent  that  Bridgewater  International  Group,  LLC  ("BIG") may be
deemed  to be in  control  of the  Corporation  as a  result  of its  beneficial ownership  of the  Corporation's  Common  Stock,  Mr.  Jiaravanon,  as the  sole
Managing  Member of BIG, may be an "interested  person" of the  Corporation,  as that term is defined in Section 2(a)(19) of the 1940 Act.

(4) As a member of the Board of  Managers  of  Eudaimonia  and  because of RCP's ownership  interest in Eudaimonia,  Mr. Roth would be an "interested  person" of the Corporation, as that as that term is defined in Section 2(a)(19) of the 1940
Act, upon effectiveness of the New Advisory Agreement.

                                       6

                              Independent Directors

                                                                                            Number of
                                                                                            Portfolios
                 Position(s)    Term of                                                      in Fund        Other
                  Held with   Office and              Principal Occupation(s)                Complex     Directorships
    Name             the       Length of                During Past 5 Years                Overseen by     Held by
    and Age      Corporation  Time Served                                                  Nominee (1)   Nominee (2)

Geoffrey T.      Director     Director     Executive  Chairman,  Kreos Capital                 One           None
Woolley,         and          since        Limited  (founded  in  1997  by Mr.
48               Chairman     2003,        Woolley   to   introduce   "venture
                 of the       elected      leasing,"  an   asset-backed   debt
                 Board        Chairman     instrument        with       equity
                              April, 2004  participation  to the  European and
                                           Israeli markets); Founding Partner,
                                           Dominion Ventures,  Inc.;  Managing
                                           Member,    Hild   Partners,    LLC;
                                           Director:    BH    Thermal    Corp,
                                           University   Opportunity  Fund  and
                                           Utah       Capital       Investment
                                           Corporation; Chairman of the Board:
                                           MorAmerica,    University   Venture
                                           Fund, Hild Assets,  Ltd. and Unitus
                                           Equity   Fund;   Advisor:   Polaris
                                           Ventures  and Von Braun & Schreiber
                                           Private  Equity.  Mr. Woolley holds
                                           an M.B.A.  from the  University  of
                                           Utah   and  a  B.S.   in   Business
                                           Management    with   a   Minor   in
                                           Economics    from   Brigham   Young
                                           University.

James W.         Director     Since        Principal,  Eiler Capital  Advisors                 One           None
Eiler, 56                     January,     (Investment  Banking),  since 2007;
                              2008         Managing  Director,  First National
                                           Investment     Bank     (Investment
                                           Banking),  2007;  Managing Partner,
                                           Cybus Capital  Markets  (Investment
                                           banking),  2004-2007;  Senior  Vice
                                           President,    John   Deere   Credit
                                           (Agricultural  Financial Services),
                                           1999-2004.  Mr. Eiler holds an M.S.
                                           in Ag  Economics  and a B.S.  in Ag
                                           Business     from    Iowa     State
                                           University.

Michael W.       Director     Since 1994   Director,  MorAmerica  since  1994;                One           None
Dunn,                                      C.E.O. (since 1980),  President and
58                                         CEO  and  Director   (since  1983),
                                           Farmers & Merchants Savings Bank of
                                           Manchester, Iowa.

(1) As the  Corporation  presently  conducts  all  of  its  investments  through
MorAmerica,  the  Corporation  and  MorAmerica are deemed one "fund."

(2) "Other  Directorships"  indicate other  companies  which (i) have a class of securities  registered  under  section 12 of the 1934 Act,  (ii) are  subject to section  15(d) of the 1934 Act,  or (iii) are  registered  investment  companies under the 1940 Act.

                                       7

Corporation Stock Ownership of Director Nominees

     The following table represents,  as of December 31, 2007 and based upon the closing price as reported by NASDAQ on December 31, 2007, the dollar range value of  equity  securities  beneficially  owned  (as that  term is  defined  in Rule
16a-1(a)(2)  of the 1934 Act) by each  nominee for  Director of the  Corporation pursuant  to  this  PROPOSAL  1. In the  table,  "Interested  Director  Nominee"
indicates  Director  nominees  who do not meet the  definition  of  "independent director"  provided in the rules  applicable  to companies  listed on the NASDAQ
Capital Market. In contrast, "Independent Directors" do meet such qualification.

                                                    DOLLAR RANGE                     AGGREGATE DOLLAR RANGE+
      NAME OF INDEPENDENT DIRECTOR              OF EQUITY SECURITIES           OF EQUITY SECURITIES IN ALL FUNDS IN
                NOMINEE                          IN THE CORPORATION                    CORPORATION COMPLEX
Michael W. Dunn                                     Over $100,000                         Over $100,000
James W. Eiler                                          None                                   None
Geoffrey T. Woolley                                 Over $100,000                         Over $100,000

                                                    DOLLAR RANGE                     AGGREGATE DOLLAR RANGE+
      NAME OF INTERESTED DIRECTOR               OF EQUITY SECURITIES           OF EQUITY SECURITIES IN ALL FUNDS IN
                NOMINEE                          IN THE CORPORATION                    CORPORATION COMPLEX
Benjamin Jiaravanon                                 Over $100,000                         Over $100,000
Gordon J. Roth                                    $10,001 - $50,000                     $10,001 - $50,000
------------------------------------

+ There are no other funds in the Corporation's complex.

     THE BOARD OF DIRECTORS  UNANIMOUSLY  RECOMMENDS THAT THE SHAREHOLDERS  VOTE
FOR  THE  ELECTION  AS  DIRECTORS  OF  THE  PERSONS  NAMED  UNDER  "ELECTION  OF
DIRECTORS--NOMINEES" TO THEIR RESPECTIVE TERMS.

                                       8

                        INTRODUCTION TO PROPOSALS 2 AND 3

Background

     The  Corporation  is  currently  party to the MACC  Private  Equities  Inc.
Investment  Advisory Agreement (the "Current  Corporation  Advisory  Agreement")
with  InvestAmerica   dated  of  July  21,  2005,  as  extended  by  the  Annual
Continuation of Investment  Advisory Agreement dated of July 21, 2007 (extending the Current  Corporation  Advisory  Agreement  for an  additional  one-year term ending July 20, 2008).

     MorAmerica is currently party to the MorAmerica Capital Investment Advisory
Agreement (the "Current MorAmerica Advisory Agreement") with InvestAmerica dated of July 21, 2005, as extended by the Annual  Continuation of Investment Advisory
Agreement  dated of July 21, 2007  (extending  the Current  MorAmerica  Advisory
Agreement  for an  additional  one-year  term ending July 20, 2008) (the Current
Corporation  Advisory  Agreement and the Current  MorAmerica  Advisory Agreement
together, the "Current Advisory Agreements").

     The Current Advisory Agreements were approved by a vote of the shareholders at the 2005 Annual Meeting.  No person currently serves as an investment adviser to the  Corporation  or  MorAmerica,  other than  InvestAmerica  pursuant to the
Current  Advisory  Agreements.  In addition,  other than pursuant to the Current
Advisory  Agreements,  the  Corporation  and  MorAmerica did not pay any fees to
InvestAmerica,  its  affiliated  persons or  affiliated  persons of such persons during the fiscal year ended September 30, 2007 ("Fiscal Year 2007").

Current Advisory Agreements

     The Current  Advisory  Agreements  provide that  InvestAmerica  manages all assets  of the  Corporation  and  MorAmerica  (together,  the  "Companies")  and generally provides all facilities,  personnel, and other means necessary for the
Companies to operate.  Except to the extent of  acquisitions  or dispositions of portfolio  securities  that, in  accordance  with the  Companies'  co-investment guidelines  require  specific Board  approval,  InvestAmerica  makes all new and follow-on  investments and all asset dispositions and other investment decisions in InvestAmerica's discretion.

     Under  the  Current  Advisory   Agreements,   InvestAmerica   generally  is
responsible for expenses relating to staff salaries,  office space and supplies, and the  Companies  are  generally  responsible  for  auditing  fees,  all legal expenses and other expenses associated with being a public company,  fees to the directors of the Companies, and any and all expenses associated with property of a portfolio  company  taken or received by the Companies or on their behalf as a result of its investment in any portfolio company.

     The Current  Advisory  Agreements  provide  that  InvestAmerica  receives a management  fee and an  incentive  fee.  With  respect to the  Corporation,  the management  fee is paid  monthly  in  arrears  and is equal to 1.5% per annum of
Assets  Under  Management  (as that term is defined in the  Current  Corporation
Advisory  Agreement),  which means the total value of the Corporation's  assets.
With respect to MorAmerica, the management fee is paid monthly in arrears and is equal to the lesser of 1.5% per annum of (i)  Combined  Capital (as that term is defined in the Current  MorAmerica  Advisory  Agreement),  which has the meaning under SBA regulations,  or (ii) Assets Under Management (as that term is defined in the Current MorAmerica  Advisory  Agreement),  which means the total value of
MorAmerica's assets.

     In  addition,  InvestAmerica  is  entitled  to an  incentive  fee under the
Current Advisory Agreements.  Under each of the Current Advisory Agreements, the amount of the incentive fee is 13.4% of the Net Capital Gains (as defined in the
Current Advisory  Agreements),  before taxes, on portfolio  investments and from the disposition of other assets or property managed by InvestAmerica.

     The amount of the incentive fee was limited in any period by applicable SBA regulations  with  respect to the fee paid by  MorAmerica,  although  the amount which may not be paid in one period may be an incentive  fee payable,  or may be in escrow payable,  and disbursed in later periods.  In addition,  the amount of the incentive fee and all incentive  compensation,  in any fiscal year,  may not exceed the limit prescribed by Section  205(b)(3)(A) of

                                       9

the  Investment  Advisers Act of 1940,  as amended (the  "Advisers  Act").  This section provides that the total incentive fee may not exceed 20% of the realized capital  gains upon the funds  computed net of all realized  capital  losses and unrealized capital depreciation.

     Management  fees under the Current  Advisory  Agreements on a  consolidated basis  amounted to $331,625 for Fiscal Year 2007. No incentive  fees were earned under the  Current  Corporation  Advisory  Agreement  during  Fiscal  Year 2007.
Incentive fees under the Current  MorAmerica  Advisory Agreement for Fiscal Year
2007  amounted to $143,732  earned and $0 paid.  Included in the  incentive  fee earned of  $143,732  are  approximately  $27,617 of  incentive  fees  related to noncash gains which are being deferred.

New Advisory Agreement and Subadvisory Agreement

     As described  above under "RECENT  DEVELOPMENTS  - BACKGROUND OF PROPOSALS"
the Board of Directors  of the  Corporation  has  recently  approved a number of measures  designed to improve the  performance of the  Corporation.  Among those measures  were the approval of the New Advisory  Agreement  and the  Subadvisory
Agreement.  Information  concerning the terms of the New Advisory  Agreement and the  Subadvisory  Agreement  can be found  under  "PROPOSAL  2 - APPROVAL OF NEW
ADVISORY  AGREEMENT"  and  "PROPOSAL  3 - APPROVAL  OF  SUBADVISORY  AGREEMENT,"
respectively.

Fee Table

     The following table sets forth (i) the aggregate amount of  InvestAmerica's fees  during  Fiscal  Year 2007;  (ii) the  amount  that  Eudaimonia  would have received  had the New  Advisory  Agreement  been in effect  during  Fiscal  Year
2007(1);  and (iii) the difference  between these two amounts as a percentage of the amount of InvestAmerica's fees during Fiscal Year 2007:

      Aggregate Amount of Fiscal       Fees Under New        Difference Between
            Year 2007 Fees           Advisory Agreement            Amounts
            --------------           ------------------            -------

               $475,357                   $585,794                 23.23%

     As described  under  "PROPOSAL 2 - APPROVAL OF NEW ADVISORY  AGREEMENT" the
higher incentive fee under the New Advisory  Agreement will affect the amount of incentive  fees payable to  Eudaimonia  in a given period to the extent that the
Corporation   realizes  net  capital  gains,  before  taxes,  on  new  portfolio investments made after the effectiveness of the New Advisory Agreement (the "New
Portfolio")  or to the extent that the  Corporation  disposes of other assets or property  managed  by  Eudaimonia.  The New  Advisory  Agreement  provides  that
Eudaimonia  will earn the same amount of incentive fees as  InvestAmerica  would have earned under the Current  Advisory  Agreements with respect to MorAmerica's legacy assets existing as of the effective date of the Advisory  Agreements (the
"Existing  Portfolio").  Thus, if the New Advisory  Agreement had been in effect for Fiscal Year 2007,  Eudaimonia would have earned $143,732,  which is the same amount as was  actually  earned by  InvestAmerica  in Fiscal Year 2007 under the
Current  Advisory  Agreements.  In addition,  as described  under  "PROPOSAL 3 -
APPROVAL OF  SUBADVISORY  AGREEMENT,"  incentive  fees payable to  InvestAmerica under the  Subadvisory  Agreement are payable by Eudaimonia out of the incentive fees  attributable  to  the  Existing  Portfolio  paid  by  the  Corporation  to
Eudaimonia under the New Advisory  Agreement.  If the Subadvisory  Agreement had
been in effect for Fiscal Year 2007,  InvestAmerica's earned incentive fee would have been  $143,732,  which is 100% of the  incentive  fee that  would have been earned by Eudaimonia and the same amount as was actually earned by InvestAmerica in Fiscal Year 2007.

---------------------------
     (1) Fees under the New Advisory  Agreement are based on the combined assets of the  Corporation  and those  held by  MorAmerica,  as  presently  managed  by
InvestAmerica  under  the  MorAmerica  Advisory  Agreement.  Following  the 2008
Shareholders' Meeting,  MorAmerica will be merged into the Corporation,  and the
Corporation will then directly hold all of the assets now held by MorAmerica.

                                       10

     Also, as described under "PROPOSAL 3 - APPROVAL OF SUBADVISORY  AGREEMENT,"
management fees payable to  InvestAmerica  under the  Subadvisory  Agreement are payable  by  Eudaimonia  out of  management  fees  paid  by the  Corporation  to
Eudaimonia under the New Advisory  Agreement.  If the Subadvisory  Agreement had
been in effect for Fiscal Year 2007,  InvestAmerica's  management fee would have been $249,592.

     In approving  Eudaimonia as investment adviser to the Corporation under the
New Advisory  Agreement and the resulting  higher  aggregate amount of fees that would be payable to Eudaimonia  thereunder,  the Board concluded that the higher fees were justified given that Eudaimonia will implement and oversee an entirely new long-term strategy for the Corporation, as further described above under the
caption,  RECENT  DEVELOPMENTS  -  BACKGROUND  FOR  PROPOSALS,   which  includes
additional capital for investment in the New Portfolio. Eudaimonia will not earn any higher  incentive fee unless and until the Corporation  realizes Net Capital
Gains, before taxes, on the New Portfolio.

                                       11

                                   PROPOSAL 2
                                 APPROVAL OF NEW
                          INVESTMENT ADVISORY AGREEMENT

     Upon shareholder  approval at the 2008 Annual Meeting, the Current Advisory
Agreements  will be  terminated  under the  terms of a  Termination  and  Waiver
Agreement among the Corporation,  MorAmerica and InvestAmerica.  The Corporation
proposes to enter into the New Advisory  Agreement  between the  Corporation and
Eudaimonia,  whose address is 580 2nd Street,  Suite 102, Encinitas,  California
92024.  The New Advisory  Agreement was approved on January 16, 2008 by the vote of a majority of the members of the Board of Director of the Corporation who are not parties to the  transaction  or "interested  persons"  within the meaning of
Section  2(a)(19)  of the 1940 Act,  cast in person at a meeting  called for the purpose of voting on such approval.

     Under the New Advisory Agreement,  Eudaimonia will manage all new portfolio company investments made by the Corporation. As described below under PROPOSAL 3
- APPROVAL OF SUBADVISORY  AGREEMENT,  InvestAmerica will continue to manage the
Existing  Portfolio  under the  Subadvisory  Agreement.  The  following  are the remaining key provisions of the New Advisory Agreement,  which are substantially the same as the provisions of the Current Advisory  Agreements  except as to the amount of management fees and incentive fees payable thereunder:

     (1) Management  Responsibilities:  Eudaimonia will manage all assets of the
     Corporation  and generally  provide all  facilities,  personnel,  and other means  necessary for the  Corporation to operate.  Eudaimonia will make all new  and  follow-on  acquisitions  or  dispositions  of  the  Corporation's
     portfolio   securities  and  other  investment   decisions  respecting  the
     Corporation's   assets  (which  will  include   MorAmerica's   assets  upon
     consummation  of the merger) in Eudaimonia's  discretion,  except (i) where specific  board approval is required in accordance  with the  Corporation's co-investment guidelines, or (ii) that relate to the Existing Portfolio.

     (2)  Operating  Expenses:  Eudaimonia  generally  will be  responsible  for expenses  relating to staff  salaries,  office space and supplies,  and the
     Corporation  will  generally  responsible  for  auditing  fees,  all  legal expenses and other expenses associated with being a public company, fees to the  Directors,  and any and all  expenses  associated  with  property of a portfolio  company taken or received by the Corporation or on its behalf as a result of its investment in any portfolio company.

     (3) Advisory Fees: The Corporation will pay Eudaimonia, monthly in arrears, a  management  fee equal to 2.0% per annum of Assets Under  Management  (as defined in the New Advisory Agreement) attributable to each of the Existing
     Portfolio and the New Portfolio.  In addition,  the New Advisory  Agreement provides that the  Corporation  will pay  Eudaimonia an incentive fee in an amount equal to 20.0% of the net capital gains, before taxes,  attributable to the New  Portfolio  and 13.4% of the net capital  gains,  before  taxes, attributable  to the Existing  Portfolio  (together,  the New Portfolio and
     Existing Portfolio are hereinafter  referred to as the "Total  Portfolio").
     Net capital gains, as defined in the New Advisory Agreement, are calculated as  gross  realized  gains,  minus  the sum of  capital  losses,  less  any
     unrealized   depreciation,   including  reversals  of  previously  recorded
     unrealized  depreciation,  recorded  during  the year.  Capital  losses and
     realized   capital  gains  are  not  cumulative  under  the  incentive  fee computation.  Payments for incentive  fees resulting from noncash gains are deferred until the assets are sold.

     The amount of the  incentive  fee and all  incentive  compensation,  in any fiscal year, may not exceed the limit prescribed by Section 205(b)(3)(A) of the Advisers Act. This section provides that the total fees will not exceed
     20% of the realized capital gains upon the assets of the Corporation over a
     specified  period,   computed  net  of  all  realized  capital  losses  and
     unrealized  capital  depreciation.  Under  Section  5.2(a)(ii)  of the  New
     Advisory Agreement, the specified period is one year.

     (4) Term,  Termination and Other Matters:  The New Advisory Agreement has a
     term of two years,  unless sooner terminated as described below.  After the initial  two-year term, the New Advisory  Agreement

                                       12

     will  continue  in  effect  so  long as such  continuance  is  specifically approved at least annually by the Board of Directors,  including a majority of its Directors who are not interested  persons of  Eudaimonia,  or by the vote of the  holders of a  majority,  as  defined  in the 1940 Act,  of the outstanding  shares of the Corporation.  The New Advisory  Agreement may be
     terminated by the Corporation at any time,  without payment of any penalty, on 60 days'  written  notice to Eudaimonia if the decision to terminate has been  made by the  Board  of  Directors  or by the vote of a  majority,  as defined in the 1940 Act, of the  holders of a majority  of the  outstanding shares of the Corporation.

     Eudaimonia  may  also  terminate  the New  Advisory  Agreement  on 60 days'
     written notice to the Corporation provided that another investment advisory agreement with a suitable  investment adviser has been approved by the vote of  the  holders  of a  majority,  as  defined  in  the  1940  Act,  of the outstanding  shares of the Corporation,  and by a majority of Directors who are not parties to such agreement or interested persons of any such party.

     The  terms  of  the  New  Advisory  Agreement  relating  to the  amount  of management  fees and incentive  fees payable  thereunder  are different from the
Current  Advisory  Agreements.  The Corporation will pay Eudaimonia a management fee equal to 2.0% of Assets  Under  Management  (as defined in the New  Advisory
Agreement)  attributable  to the Total  Portfolio,  as compared to 1.5%  payable under the Current Corporation  Advisory Agreement of Assets Under Management (as
defined in the Current Advisory Agreements) and the lesser of 1.5% payable under the Current MorAmerica Advisory Agreement of Assets Under Management or Combined
Capital (as defined in the Current MorAmerica Advisory Agreement). The incentive fee  payable to  Eudaimonia  would be 20.0%,  as  compared  to the 13.4% paid to
InvestAmerica  under the Current Advisory  Agreements,  of the Net Capital Gains
(as defined in the Current Advisory Agreements),  before taxes,  attributable to
New Portfolio  investments  and from the disposition of other assets or property managed by Eudaimonia. With respect to the Existing Portfolio, the incentive fee payable to Eudaimonia under the New Advisory Agreement will be the same 13.4% of the Net Capital Gains, before taxes, as would have been payable to InvestAmerica under the Current Advisory Agreements.

     As noted above,  management  and  incentive  fees of $475,357  were paid to
InvestAmerica in Fiscal Year 2007 under the Current Advisory  Agreements.  Under the terms of the New Advisory  Agreement,  Eudaimonia would have earned $585,794 in management  and incentive  fees in fiscal year 2007, or 23.23% more than what
InvestAmerica  was paid  pursuant to the Current  Advisory  Agreements in fiscal year 2007. The proposed New Advisory Agreement is attached hereto as Appendix A.

Material Factors an Conclusions Relating to the Board of Director's Selection of
Eudaimonia and Approval of Fees under the New Advisory Agreement

     At its  meeting on January  16,  2008,  the Board  evaluated,  among  other things,  written  information  provided by Eudaimonia as required  under Section
15(c) of the 1940  Act  (the  "Eudaimonia  15(c)  Materials"),  and  answers  to questions posed by the Board to  representatives  of Eudaimonia.  The Eudaimonia
15(c)  Materials  consisted of, among other things,  a management fee comparison versus a peer group of  substantially  similar funds (the "Peer  Group"),  and a comparison of the total expense ratios versus the Peer Group's  expense  ratios.
Specifically, the Board noted that the total management fees contemplated in the
New Advisory  Agreement and the Subadvisory  Agreement and the estimated expense ratio of the Corporation  compared  favorably to the Peer Group's  advisory fees and expense ratios.

     The  Board  also  noted  that  Eudaimonia  does not  contemplate  employing breakpoints  in its fee  arrangement,  which would benefit  shareholders  as the
Corporation  grows,  because as  investments  in new portfolio  companies  grow,
Eudaimonia  will  be  required  to  expend  greater   resources  to  manage  the
Corporation's portfolio,  including hiring additional staff. The Board carefully evaluated  Eudaimonia  15(c)  Materials,  and was advised by legal  counsel with respect to its  deliberations.  The  Directors  discussed the  Eudaimonia  15(c)
Materials and Eudaimonia's  oral presentation and any other information that the
Board received at the meeting,  and deliberated on the appointment of Eudaimonia as  investment  adviser  to the  Corporation  and the terms of the New  Advisory
Agreement in light of this information. In its deliberations,  the Board did not identify any single piece of information that was all-important,  controlling or determinative  of its  decisions.  Based on its review of the  Eudaimonia  15(c)
Materials

                                       13

and the discussions with Eudaimonia,  the Board determined that the terms of the
New Advisory Agreement are consistent with the best interests of the Corporation and its  shareholders,  and would enable the Corporation to receive high quality services at a cost that is appropriate, reasonable, and in the best interests of the Corporation and its shareholders. The Board made these determinations on the basis of the following factors and conclusions:

     o    The advisory  fees payable to and profits to be realized by Eudaimonia under the New Advisory  Agreement,  which the Board concluded (i) were reasonable  in  comparison  to the fees  charged  by  other  portfolio
          managers  of  funds  of  similar   size  having   similar   investment
          strategies,  and (ii) were in the middle range of the  comparisons  to the Peer Group identified for the Board;

     o    The nature, quality and extent of the advisory services to be provided by Eudaimonia,  including its  reputation,  expertise and resources in domestic financial markets,  especially the small and micro-cap stocks that are  intended  to  comprise  the New  Portfolio,  which the Board concluded  would benefit the  Corporation  by achieving  above-average performance (as compared to other portfolio  managers of similar asset classes using similar  strategies  for portfolios of similar size) and would assist in raising new assets and creating shareholder value;

     o    The potential to generate investor and market  enthusiasm  through the appointment  of  Eudaimonia  to serve as adviser  to the  Corporation, which  the Board  concluded  would  benefit  the  Corporation  and its shareholders;

     o    A description  of  Eudaimonia's  business,  which the Board  concluded demonstrated the appropriate  level of expertise and size, which would benefit the  Corporation  by providing  the level of service the Board expects to receive from its portfolio manager;

     o    Biographical information respecting Eudaimonia's personnel,  which the
          Board concluded  demonstrated the appropriate  level of experience and qualification of Eudaimonia's personnel;

     o    Eudaimonia's  financial condition,  including its balance sheet, which the Board  concluded  demonstrated  that Eudaimonia is able to perform its obligations under the New Advisory Agreement and otherwise service the needs of its clients;

     o    The investment performance of Eudaimonia's  principals with respect to all  accounts  with  similar  investment  strategies,  which the Board concluded  demonstrated that such investment strategies and principles have shown superior performance over time;

     o    Eudaimonia's   brokerage   practices   (including   any  soft   dollar
          arrangements),  which the Board concluded that (i) Eudaimonia will not utilize directed brokerage in its management of the Corporation,  (ii)
          Eudaimonia   does  not   inappropriately   concentrate  its  brokerage
          allocation,  and (iii)  Eudaimonia  pays  commission  rates  which are comparable to industry custom;

     o    Eudaimonia's   portfolio  transaction   practices,   which  the  Board
          concluded   demonstrated  that  Eudaimonia   appropriately   allocates
          investment  opportunities  among  its  clients  and seeks to treat its clients fairly;

     o    The  overall  high  quality of the  personnel,  operations,  financial condition,  investment  management  capabilities,  methodologies,  and performance of Eudaimonia, which the Board concluded demonstrated that
          Eudaimonia  will be able to  perform  as it  anticipates,  which  will enable the Corporation to attract and enhance assets;

     o    A description of Eudaimonia's  internal compliance program,  which the
          Board   concluded   demonstrated   that  (i)  Eudaimonia   devotes  an
          appropriate  level of time and resources to detecting,  preventing and
          remedying   violations  of  the  federal  securities  laws,  and  (ii)
          Eudaimonia intends to appropriately  utilize outside auditors to audit its compliance functions;

                                       14

     o    Any possible  conflicts of interest  arising out a  relationship  with
          Eudaimonia,  which the Board  concluded that that  Eudaimonia does not now have,  and does not anticipate  having in the future,  any revenue sharing  arrangements,  but that to the extent RCP participates in any transactions  concerning the Corporation,  such  participation will be subject to limitations imposed by the 1940 Act;

     o    The  benefits  to  be  realized  by  Eudaimonia  as a  result  of  its management of the New Portfolio,  which the Board  concluded  would be limited  to its  receipt  of the  management  fee  and  incentive  fee described  above,  and would not provide  other  benefits such as soft dollars to Eudaimonia; and

     o    The terms of the New  Advisory  Agreement,  which the Board  concluded were at least or more  beneficial  to the  Corporation  as compared to agreements  respecting similar levels of service for similar levels of advisory fees.

Information Regarding Eudaimonia:

     The following table sets forth the name,  address and principal  occupation of the  principal  executive  officers  and each manager of  Eudaimonia.  Unless otherwise provided, the address for all officers and managers is 580 2nd Street,
Suite 102, Encinitas, California 92024.

             Name and Address                  Status                         Principal Occupation
             ----------------                  ------                         --------------------

Travis Prentice                         Principal Executive   President and Chief Investment Officer of Eudaimonia
                                        Officer, Manager

Montie L. Weisenberger                  Principal Executive   Vice President and Portfolio Manager of Eudaimonia
                                        Officer,
                                        Manager

Derek Gaertner                          Principal Executive   Vice President, Chief Operating Officer and Chief
                                        Officer               Compliance Officer of Eudaimonia

Joshua M. Moss                          Principal Executive   Vice President and Portfolio Manager of Eudaimonia
                                        Officer

Byron Roth                              Manager               Chairman,  CEO and Manager of Roth Capital  Partners,
24 Corporate Plaza-200                                        LLC    (independent     investment    banking    firm
Newport Beach, California 92660                               specializing in small-cap companies)

Gordon J. Roth                          Manger                CFO  and  Chief  Operating   Officer,   Roth  Capital
24 Corporate Plaza-200                                        Partners, LLC
Newport Beach, California 92660

     Other than Gordon Roth, no other director or officer of the  Corporation or of  MorAmerica  currently  is either a member or manager of  Eudaimonia  or owns securities  of,  or has any  other  material  direct or  indirect  interest  in,
Eudaimonia.

     Eudaimonia  does not act as  investment  adviser  with respect to any other registered  investment company,  and the Corporation's Board of Directors is not aware of any  financial  condition of Eudaimonia  that is  reasonably  likely to impair the  financial  ability of  Eudaimonia  to fulfill its  commitment to the
Corporation  under the New Advisory  Agreement.  No commission has been paid to, nor does the Corporation have, any Affiliated Broker, as that term is defined in
Item 22(a)(1)(ii) of Schedule 14A adopted under the 1934 Act.

                                       15

     In connection with the New Advisory Agreement,  the parties understand that representatives  of  Eudaimonia  will  serve as the  executive  officers  of the
Corporation during the term of the New Advisory Agreement,  as further described below under the heading  "Executive  Officers of the Corporation."  There are no
other  arrangements  or  understandings  in  connection  with  the New  Advisory
Agreement  with  respect  to  composition  of  the  Board  of  Directors  of the
Corporation  or the Board of  Managers  of  Eudaimonia  or with  respect  to the appointment of any person to any office with Eudaimonia.

     RCP has expressed interest in supporting the growth of the Corporation.  No agreements are in place, but, subject to the 1940 Act, RCP's support may include
serving  as  standing   purchaser  of  any  rights  not  purchased  by  existing
shareholders in connection with a rights  offering,  as further  described under
PROPOSAL 4, and serving as placement  agent or  underwriter  for future  capital offerings of the Corporation.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE
APPROVAL OF THE NEW ADVISORY AGREEMENT.

                                       16

                                   PROPOSAL 3
                        APPROVAL OF SUBADVISORY AGREEMENT

     The  Corporation  and Eudaimonia  propose to enter into an the  Subadvisory
Agreement  with  InvestAmerica  in the form  attached  hereto as Appendix B. The
Subadvisory Agreement was approved on January 16, 2008 by the vote of a majority of the members of the Board of Directors who are not parties to the  transaction or "interested  persons" within the meaning of Section 2(a)(19) of the 1940 Act, cast in person at a meeting called for the purpose of voting on such approval.

     Under the Subadvisory Agreement, InvestAmerica would be retained to monitor and manage the Existing  Portfolio,  including exits,  preparation of valuations and  other  portfolio  management  matters.  Under  the  Subadvisory  Agreement,
Eudaimonia would pay InvestAmerica management fees and incentive fees based on a portion of the  management  fees and  incentive  fees paid to  Eudaimonia by the
Corporation  under  the New  Advisory  Agreement  attributable  to the  Existing
Portfolio.  The Subadvisory Agreement would not result in any additional expense to the  Corporation  beyond  the  expenses  associated  with  the  New  Advisory
Agreement.

     During the first  three  months of the term of the  Subadvisory  Agreement,
Eudaimonia will pay  InvestAmerica  a management  equal to 75% of the management fee received by Eudaimonia under the New Advisory Agreement  attributable to the
Existing Portfolio.  For the remainder of the term of the Subadvisory Agreement,
Eudaimonia  will  pay  InvestAmerica  a  management  fee  equal  to  50%  of the
management  fee  received  by  Eudaimonia  under  the  New  Advisory   Agreement
attributable to the Existing Portfolio

     The amount of the  incentive  fee payable by  Eudaimonia  to  InvestAmerica under  the  Subadvisory  Agreement  is 100% of the  incentive  fee  received  by
Eudaimonia  under  the  New  Advisory  Agreement  attributable  to the  Existing
Portfolio.

     The Subadvisory Agreement has a term of two years, unless sooner terminated as described below.  After the initial two-year term, the Subadvisory  Agreement will continue in effect so long as such continuance is specifically  approved at least annually by Eudaimonia and the Board of Directors, including a majority of the Directors who are not interested persons of Eudaimonia or InvestAmerica,  or by vote of the  holders  of a  majority,  as  defined  in the 1940  Act,  of the outstanding voting securities of the Corporation.  The Subadvisory Agreement may
be terminated by Eudaimonia or the  Corporation at any time,  without payment of any  penalty,  on 60 days  written  notice to  InvestAmerica  if the decision to terminate  has been  made by  Eudaimonia  or by the  Board of  Directors  of the
Corporation or by vote of the holders of a majority, as defined in the 1940 Act, of the  outstanding  voting  securities  of  the  Corporation.  The  Subadvisory
Agreement also may be terminated by InvestAmerica  at any time,  without payment of any penalty, on 60 days' written notice to Eudaimonia and the Corporation.

Material Factors and Conclusions  Relating to the Board of Director's  Selection
of InvestAmerica and Approval of Fees under the Subadvisory Agreement

     The Board evaluated,  among other things,  written information  provided by
InvestAmerica   as  required   under   Section   15(c)  of  the  1940  Act  (the
"InvestAmerica 15(c) Materials"), and answers to questions posed by the Board to representatives of InvestAmerica.  The Board noted that InvestAmerica has served as investment  adviser or subadviser to the Companies since 1995 and is uniquely familiar with the Existing  Portfolio--the  assets for which  InvestAmerica will render investment subadvisory services under the Subadvisory Agreement.

     The  Board  carefully  evaluated  InvestAmerica  15(c)  Materials,  and was advised by legal  counsel  with  respect  to its  deliberations.  The  Directors
discussed  the   InvestAmerica   15(c)   Materials  and   InvestAmerica's   oral
presentation  and any other  information that the Board received at the meeting, and deliberated on the appointment of InvestAmerica as investment  subadviser to the  Corporation  and the terms of the  Subadvisory  Agreement  in light of this information.  In its deliberations,  the Board did not identify any single piece of  information  that was  all-important,  controlling or  determinative  of its decisions.  Based on its review of the  InvestAmerica  15(c)  Materials  and the discussions  with  InvestAmerica  and Eudaimonia,  the Board determined that the terms of the Subadvisory Agreement are consistent with the best interests of the
Corporation  and its  shareholders,  and would enable the

                                       17

Corporation  to receive  high  quality  services at a cost that is  appropriate, reasonable,  and in the best interests of the Corporation and its  shareholders.
The Board made these determinations on the basis of the following factors:

     o    A description of InvestAmerica's  business,  which the Board concluded demonstrated the appropriate  level of expertise and size, which would benefit the  Corporation  by providing  the level of service the Board expects to  continue  to  receive  from the  portfolio  manager of the
          Existing Portfolio;

     o    Biographical information respecting  InvestAmerica's  personnel, which the Board concluded  demonstrated the appropriate  level of experience and qualification of InvestAmerica's personnel;

     o    InvestAmerica's  financial  condition,  including  its balance  sheet, which the Board concluded  demonstrated that  InvestAmerica is able to perform its obligations under the Subadvisory  Agreement and otherwise service the needs of its clients;

     o    The nature, quality and extent of the advisory services to be provided by InvestAmerica, including its reputation, expertise and resources in domestic  financial  markets,  especially with respect to the Existing
          Portfolio,  which the Board concluded would benefit the Corporation by continuing  the  management  of the  Existing  Portfolio  in the  same fashion;

     o    The   advisory   fees  payable  to  and  profits  to  be  realized  by
          InvestAmerica  under  the  Subadvisory  Agreement,   which  the  Board
          concluded  (i) were  reasonable  in  comparison to the fees charged by other  portfolio  managers  of funds of similar  size  having  similar investment  strategies  (ii)  were in the low to  middle  range of the comparisons to the Peer Group identified for the Board and (iii) would not result in any added expense to the Corporation;

     o    InvestAmerica's   brokerage  practices   (including  any  soft  dollar
          arrangements),  which the Board concluded that (i) InvestAmerica  will not utilize  directed  brokerage in its management of the corporation,
          (ii) InvestAmerica does not inappropriately  concentrate its brokerage allocation,  and (iii)  InvestAmerica  pays commission rates which are comparable to industry custom;

     o    InvestAmerica's  portfolio  transaction  practices,  which  the  Board concluded  demonstrated  that  InvestAmerica  appropriately  allocates investment  opportunities  among  its  clients  and seeks to treat its clients fairly;

     o    The  overall  high  quality of the  personnel,  operations,  financial condition,  investment  management  capabilities,  methodologies,  and performance of InvestAmerica,  which the Board concluded  demonstrated will enable the Corporation to achieve  shareholder value with respect to the Existing Portfolio;

     o    A description of InvestAmerica's  internal compliance  program,  which
          the  Board  concluded   demonstrated  that  InvestAmerica  devotes  an
          appropriate  level of time and resources to detecting,  preventing and remedying violations of the federal securities laws;

     o    Any possible  conflicts of interest  arising out a  relationship  with
          InvestAmerica,  which the Board concluded that that InvestAmerica does not now  have,  and does not  anticipate  having  in the  future,  any problematic conflicts of interest;

     o    The  benefits  to be  realized  by  InvestAmerica  as a result  of its management of the Existing Portfolio,  which the Board concluded would be limited to its  receipt of the  management  fee and  incentive  fee described  above,  and would not provide  other  benefits such as soft dollars to InvestAmerica; and

     o    The terms of the Subadvisory  Agreement which the Board concluded were at  least  or  more  beneficial  to the  Corporation  as  compared  to agreements  respecting similar levels of service for similar levels of advisory fees.

                                       18

Information Regarding InvestAmerica:

     The following sets forth the name and principal occupation of the principal executive officers and each director of InvestAmerica:

     Mr. Robert Comey,  the Chief Financial  Officer,  Executive Vice President,
Treasurer,  Assistant  Secretary  and  Chief  Compliance  Officer  of  both  the
Corporation  and  MorAmerica,  is  the  Executive  Vice  President,   Treasurer,
Assistant Secretary and a Director of InvestAmerica.  Mr. Kevin Mullane,  Senior
Vice  President  of both the  Corporation  and  MorAmerica,  is the Senior  Vice
President,  Assistant  Secretary  and a Director  of  InvestAmerica.  Mr.  David
Schroder, President and Secretary of both the Corporation and MorAmerica, is the
President,  Secretary and a Director of InvestAmerica.  Mr. Michael  Reynoldson,
Vice President of both the Corporation and MorAmerica,  is the Vice President of
InvestAmerica.  The address for Messrs. Comey, Mullane,  Schroder and Reynoldson is 101 Second  Street S.E.,  Suite 800,  Cedar Rapids IA 52401.  Each of Messrs.
Schroder, Comey and Mullane own 10% or more of InvestAmerica's stock.

     As further  described  below under the heading  "Executive  Officers of the
Corporation,"  all executive  officers of  InvestAmerica  who currently serve as officers of the Corporation will resign their  respective  positions as officers of the Corporation following the effectiveness of the New Advisory Agreement.

     InvestAmerica  does not act as investment advisor with respect to any other registered  investment company,  and the Corporation's Board of Directors is not aware of any financial  condition of InvestAmerica  that is reasonably likely to impair the financial  ability of  InvestAmerica to fulfill its commitment to the
Corporation under the Subadvisory Agreement. No commission has been paid to, nor does the  Corporation  have, any Affiliated  Broker,  as that term is defined in
Item 22(a)(1)(ii) of Schedule 14A adopted under the 1934 Act.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE
APPROVAL OF THE SUBADVISORY AGREEMENT.

                                       19

                                   PROPOSAL 4
                          AUTHORITY FOR RIGHTS OFFERING

Introduction

     The  Corporation's   Board  of  Directors  is  evaluating  means  to  raise
additional equity capital for the Corporation.  The  Corporation's  shareholders approved a rights  offering  at the 2004  Annual  Shareholders  Meeting  and the
Corporation  subsequently  filed a  registration  statement  to  effect a rights offering,  but the  Corporation's  Board  determined  not to pursue  that rights offering in light of certain litigation and regulatory issues facing the Company in the at that time,  as  previously  disclosed.  At its  meeting on January 16,
2008, the Board  authorized the Corporation,  with shareholder  approval of this
PROPOSAL 4, to again pursue a rights  offering as described  below.  In order to determine  when and if to undertake such rights  offering,  and to negotiate and fix the terms,  including the exercise price of the rights and the number of the rights to be sold, the Board at its meeting on January 16, 2008 also appointed a special committee of the Board of Directors (the "Pricing Committee") consisting of Geoffrey T. Woolley, Michael W. Dunn and James W. Eiler.

Rights Offering

     The Corporation has elected treatment as a BDC. As such, the Corporation is permitted  to issue  shares  of its  Common  Stock in  connection  with a rights offering  under  Section  18(d) of the 1940  Act.  In a  rights  offering,  each shareholder  receives  the right to  purchase a specified  number of  additional shares of the  Corporation's  Common  Stock,  pro-rata,  based on the  number of shares  held as of a  specified  record  date.  Also,  rights  offerings  may be non-transferable  (in which case the rights may only be  exercised  by  existing holders) or transferable (in which case rights not exercised by existing holders may be separately transferred).

     Under  rules of the  NASDAQ  Stock  Market,  Inc.  ("NASDAQ"),  shareholder approval  is  required  for  rights  offerings  that are deemed to be other than
"public  offerings"  and  which  involve  the  sale  of  more  than  20%  of the outstanding shares at a price less than the greater of net asset value or market value.  Thus, if shareholders  approve this PROPOSAL 4, the Corporation  will be authorized  to  conduct  one or more  rights  offerings  for  which  shareholder approval is required under NASDAQ rules.

     However,  no  shareholder  approval is  required  under  NASDAQ  rules with respect to rights  that are either  (i)  deemed to be public  offerings  or (ii)
involve the sale of less than 20% of the outstanding shares of the Corporation's
Common  Stock.  Thus,  if the  shareholders  do not approve this PROPOSAL 4, the
Corporation may  nonetheless  effect a rights  offering,  so long as such rights offering does not require shareholder approval under NASDAQ rules.

     Shareholders  should  consider  that if they do not  exercise  their rights under a rights offering, at the completion of any such rights offering they will own a smaller  proportional  interest in the Corporation than they would if they had exercised.  In addition,  because the subscription price per share of Common
Stock  will be less  than the net  asset  value  per  share,  shareholders  will experience an immediate dilution,  which could be significant,  of the aggregate net asset value of their shares. For example, based upon figures as December 31,
2007,  assuming that 821,540  rights are issued (one right issued for each three outstanding shares), all rights are exercised at an estimated subscription price of $2.61 per share (or 95% of the closing  market bid price of the Common  Stock
on  December  31,   2007),   expenses  of  the  offering  are  $75,000  and  the
Corporation's net asset value otherwise remained constant, the Corporation's net asset value per share of $4.36 would be reduced by approximately $0.46 per share
(or 10.6%) to $3.90 per share. This dilution may disproportionately affect those shareholders who do not exercise their rights in full.

     The  Corporation  cannot state precisely the extent of any such dilution at this time  because  the  Board of  Directors  has not  considered  any  specific transactions  and does not know what the net asset value per share will be, what the  subscription  price  will  be or  what  proportion  of any  rights  will be exercised at the time any rights offerings are effected in the future.

                                       20

     Shares of the Corporation's stock have historically traded at a substantial discount to net asset value.  At December 31, 2007, the closing market bid price per share of the Corporation's Common Stock was $2.75, or 63.1% of the net asset value per share at that date of $4.36.  Accordingly,  it is likely that in order to induce existing shareholders or others to exercise rights to purchase shares, the exercise price of the rights must be less than net asset value and/or market
value.  In  addition,   given  the  number  of  shares  outstanding  and  market
capitalization of the Corporation, in order to raise a material amount of money, issuing a substantial number of rights may be appropriate.

     Accordingly,  the Board of Directors  requests approval of the shareholders to conduct  one or more  rights  offerings  for which  shareholder  approval  is required  under NASDAQ rules,  on such terms and conditions as may be determined by the Board of Directors, for up to the total number of authorized but unissued shares.  At  this  date,  2,464,621  shares  are  issued  and  outstanding,  and
10,000,000  shares are currently  authorized.  If the shareholders  approve this
PROPOSAL  4,  the  Board of  Directors  will be  authorized  to  conduct  rights offerings  for up to a  maximum  of  7,535,379  shares  based on the  number  of currently authorized and unissued shares.

     Any  transaction  will be undertaken only with the approval of the Board of
Directors on the basis that any such  transaction is in the best interest of the
Corporation  and its  shareholders.  Further,  because  the  terms  of any  such offering  are not known at this  time,  the terms of such an  offering,  and the securities  issued  thereunder,  such as the price,  voting  rights and maturity dates  would be  determined  by the  Corporation's  Board of  Directors  and the
Pricing Committee.

     If the  Corporation  issues  additional  securities as contemplated in this
PROPOSAL 4, those securities would be listed on the NASDAQ.

     Representatives  of KPMG LLP, the Corporation's  principal  accountants for
Fiscal  Year 2008 and Fiscal Year 2007,  are  expected to be present at the 2008
Annual  Meeting.  These  representatives  will  have the  opportunity  to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

Information Incorporated by Reference from Periodic Reports

     With  respect to PROPOSAL 4, the  Corporation's  financial  statements  and related  financial  information  required by Item 13(a) of Schedule  14A adopted
under  the  1934  Act  are  incorporated   hereby  by  this  reference  to:  the
Corporation's  Annual Report to Shareholders  for Fiscal Year 2007,  included as exhibit  13 to the  Corporation's  report  on Form  10-K  filed  with the SEC on
December 29, 2007,  (the "Annual  Report").  The Report  accompanies  this proxy statement, but is not deemed a part of the proxy soliciting material,  except to the extent that portions thereof have been  incorporated  herein pursuant to the preceding sentence.

THE BOARD OF DIRECTORS  UNANIMOUSLY  RECOMMENDS THAT THE  SHAREHOLDERS  VOTE FOR
AUTHRORIZING THE CORPORATION TO ISSUE RIGHTS TO ACQUIRE ANY AUTHORIZED SHARES OF
COMMON STOCK OF THE CORPORATION.

                                       21

                                   PROPOSAL 5
               RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

     As  recommended  by the  Audit  Committee  of the  Corporation's  Board  of
Directors,  on December 11,  2007,  a majority of those  members of the Board of
Directors of the Corporation who are not "interested persons" of the Corporation
(as  defined  in  Section  2(a)(19)  of the  1940  Act)  voted  in  favor of the appointment of KPMG LLP to serve as the Corporation's  independent  auditors for the fiscal year ending September 30, 2008.

     The  appointment  of  KPMG  LLP  as  independent  auditors  is  subject  to ratification by the  shareholders.  If the shareholders  ratify the selection of
KPMG LLP as the  Corporation's  auditors,  they will also  serve as  independent auditors for MorAmerica.  A representative of KPMG LLP is expected to be present at the 2008 Annual Meeting with an opportunity to make a statement,  and will be available to respond to appropriate questions.

     In order to ratify the appointment of KPMG LLP as independent  auditors for the Corporation for the fiscal year ending September 30, 2008, the proposal must receive  the  favorable  vote of a majority  of the shares  entitled to vote and represented at the 2008 Annual Meeting.

     THE BOARD OF DIRECTORS  UNANIMOUSLY  RECOMMENDS THAT THE SHAREHOLDERS  VOTE
FOR THE RATIFICATION OF KPMG LLP AS THE INDEPENDENT AUDITORS FOR THE CORPORATION
FOR THE FISCAL YEAR ENDING SEPTEMBER 30, 2008.

                                 OTHER BUSINESS

     The Board of  Directors  knows of no other  business  to be  presented  for action at the 2008 Annual Meeting. If any matters do come before the 2008 Annual
Meeting on which action can properly be taken,  it is intended  that the proxies shall vote in accordance  with the judgment of the person or persons  exercising the authority conferred by the proxy at the 2008 Annual Meeting.

                             ADDITIONAL INFORMATION

Section 16(a) Beneficial Ownership Reporting Compliance

     Pursuant to Section  16(a) of the 1934 Act,  officers and  directors of the
Corporation  and persons  beneficially  owning 10% or more of the  Corporation's
Common Stock (collectively, "reporting persons") must file reports on Forms 3, 4 and 5 regarding changes in their holdings of the Corporation's equity securities with the SEC.  Based solely upon a review of copies of these reports sent to the
Secretary of the  Corporation  and/or  written  representations  from  reporting persons  that no Form 5 was  required  to be filed with  respect to Fiscal  Year
2007, the  Corporation  believes that all Forms 3, 4, and 5 required to be filed by all reporting persons have been properly and timely filed with the SEC.

     Common Stock Ownership

     As of January 31, 2008,  there were 2,464,621 shares of Common Stock issued and  outstanding.  The  following  table sets forth  certain  information  as of
January 31,  2008,  with  respect to the Common  Stock  ownership  of: (i) those persons or groups (as that term is used in Section 13(d)(3) of the 1934 Act) who beneficially  own more  than 5% of the  Common  Stock,  (ii) each  Director  and nominee for Director of the Corporation, and (iii) all Officers and Directors of
the Corporation,  nine in number,  as a group.  Unless otherwise  provided,  the address of those in the following  table is 101 Second  Street S.E.,  Suite 800,
Cedar Rapids IA 52401.

                                       22

             Name and Address of                       Amount and Nature               Percent of Class of
               Beneficial Owner                     Of Beneficial Ownership            Voting Common Stock
               ----------------                     -----------------------            -------------------

Atlas Management Partners, LLC(1)                        804,689 Shares                       32.65%
One South Main Street, Suite 1660, Salt Lake
City, Utah 84133

Bridgewater International Group, LLC(1)                  804,689 Shares                       32.65%
10500 South 1300 West, South Jordan, Utah
84095

Timothy A. Bridgewater(1)                                809,689 Shares                       32.85%
10500 South 1300 West
South Jordan, Utah 84095

James W. Eiler                                              0 Shares                            --

Michael W. Dunn                                          46,584 Shares                        1.89%

Benjamin Jiaravanon(2)                                   804,689 Shares                       32.65%
Ancol Barat, J1 Ancol VIII, No.1
Jakarta 14430 Indonesia

Gordon J. Roth(3)                                         5,151 Shares                        0.21%

David R. Schroder(4)                                     77,416 Shares                        3.14%

Kevin F. Mullane(4)                                      11,264 Shares                        0.46%

Robert A. Comey(4)                                       57,019 Shares                        2.31%

Michael H. Reynoldson(5)                                    0 Shares                            --

Geoffrey T. Woolley                                      151,314 Shares                       6.14%

All Officers and Directors as a Group                   1,159,437 Shares                      47.04%

------------------------------------

     (1)  Information  with respect to Atlas,  BIG and Mr.  Bridgewater is based upon Amendment No. 1 to Schedule 13D, dated  September 30, 2003, as subsequently amended  February 13, 2004,  April 28, 2005 and April 30, 2005,  filed by Atlas,
BIG and others with the SEC  (collectively,  the "Atlas Group  13D").  The Atlas
Group 13D  disclosed  that control over 804,689  shares of Common Stock owned by
BIG (the "BIG Shares") is governed by a Shareholder  and Voting  Agreement dated
September  29,  2003  among  Atlas,  BIG  and  Kent  Madsen  (the   "Shareholder
Agreement").  The term of the Shareholder Agreement extends to March 1, 2010 and may be extended in certain circumstances; however, the Shareholder Agreement may also be terminated at any time by any party.

     Under the Shareholder  Agreement,  BIG appointed Atlas as its limited proxy to vote the BIG Shares,  but BIG retains all other incidents of ownership of the stock,  including  beneficial  ownership and dispositive  power. The Shareholder
Agreement also provides  Atlas with certain  rights of first refusal  respecting the BIG Shares and limits BIG's ability to otherwise  dispose of the BIG Shares.
Pursuant to a Mutual Release and Waiver of Claims and Termination of Shareholder
and Voting  Agreements  among Atlas,  BIG and the former managers of Atlas dated

                                       23

April 28, 2005 and filed as part of the Atlas Group 13D, certain former managers of Atlas,  including  Geoffrey  Woolley  and Kent  Madsen,  no  longer  have any interests in Atlas and have no voting rights respecting the BIG Shares.

     As voting Managing  Director of Atlas,  Mr.  Bridgewater has shared control over  the  voting  power  granted  to  Atlas  under  the  Shareholder  Agreement respecting the BIG Shares,  subject to the parties' rights under the Shareholder
Agreement. Mr. Bridgewater is also Managing Director of BIG and in that capacity has shared control over the voting power granted to Atlas under the  Shareholder
Agreement  respecting the BIG Shares,  subject to the parties'  rights under the
Shareholder  Agreement.  Mr.  Bridgewater also individually owns 5,000 shares of
Common Stock.

     (2)  Information  with  respect to Mr.  Jiaravanon  is based upon the Atlas
Group 13D. As the sole Managing Member of BIG, Mr. Jiaravanon has shared control over  the  voting  power  granted  to  Atlas  under  the  Shareholder  Agreement respecting the BIG Shares,  subject to the parties' rights under the Shareholder
Agreement.  To the  extent  that  BIG  may be  deemed  to be in  control  of the
Corporation as a result of beneficial  ownership of the Company's  Common Stock,
Mr.  Jiaravanon,  as the sole  Managing  Member  of BIG,  may be an  "interested person" of the Company,  as that term is defined in Section 2(a)(19) of the 1940
Act.

     (3) As a member of the Board of Managers of Eudaimonia, Mr. Roth will be an
"interested  person"  of the  Corporation,  as that as that term is  defined  in
Section  2(a)(19)  of the  1940  Act,  upon  effectiveness  of the New  Advisory
Agreement.

     (4) As principals, officers and directors of InvestAmerica, and as officers of the Corporation and of MorAmerica,  Messrs.  Schroder,  Mullane and Comey are
"interested  persons"  of the  Corporation,  as that term is  defined in Section
2(a)(19) of the 1940 Act.

     (5) As an officer of the Corporation  and of MorAmerica,  and as an officer or director of several companies  affiliated with InvestAmerica,  Mr. Reynoldson is an "interested person" of the Corporation, as that term is defined in Section
2(a)(19) of the 1940 Act.

Executive Officers of the Corporation

Current Officers

     As  affiliated  persons  of  InvestAmerica,  the  current  officers  of the
Corporation  listed in the chart below (the "Current  Officers") are "interested persons,"  as that term is defined in Section  2(a)(19)  of the 1940 Act, of the
Corporation. The address for all Current Officers is 101 Second Street SE, Suite
800, Cedar Rapids, Iowa 52401.

     The Current  Officers also serve in similar  capacities with MorAmerica and serve in various capacities with the following  companies which are under common control with or are affiliated with InvestAmerica:  InvestAmerica Venture Group,
Inc.  (provides  management  and  investment  services  to a private  investment
partnership,   the  Iowa  Venture  Capital  Fund,  L.P.);   InvestAmerica   N.D.
Management,  Inc. (provides  management and investment services to NDSBIC, L.P.,
an  SBIC);   InvestAmerica  ND,  L.L.C.   (general  partner  of  NDSBIC,  L.P.);
InvestAmerica L&C Management,  Inc. (provides management and investment services to Lewis & Clark Private Equities, L.P., an SBIC ("Lewis"));  InvestAmerica L&C,
LLC (general  partner of Lewis);  InvestAmerica  NW Management,  Inc.  (provides management and investment  services to Invest Northwest,  L.P. ("NWLP") (private venture capital fund); and InvestAmerica NW, LLC (general partner of NWLP).

     As  representatives  of  InvestAmerica  and  its  affiliates,  the  Current
Officers  also serve on the boards of directors of several of the  Corporation's portfolio companies and the portfolio companies of other managed funds.

                                       24

                              Term of                                                         Number of
                              Office                                                         Portfolios
                Position(s)   and                                                              in Fund        Other
                 Held with    Length                                                           Complex     Directorships
     Name           the       of Time                 Principal Occupation(s)                Overseen by     Held by
   and Age      Corporation    Served                   During Past 5 Years                  Officer (1)   Officer (2)

David R.        President     Since      Chief  Compliance  Officer and  Treasurer  of the       One           None
Schroder, 65    and           April,     Corporation,  March, 2004-April, 2005; President,
                Secretary     2005       Secretary  and a  Director  of  the  Corporation,
                                         1994-2004.    Mr.   Schroder   also   serves   as
                                         President,  Assistant  Secretary  and Director of
                                         InvestAmerica.   He  received  a  B.S.F.S.   from
                                         Georgetown  University  and an  M.B.A.  from  the
                                         University of Wisconsin.

Robert A.       Chief         Since      Chief   Financial    Officer,    Executive   Vice       One           None
Comey, 62       Financial     April,     President,   Treasurer  and  a  Director  of  the
                Officer,      2005       Corporation,  1994-2004;  Director of MorAmerica,
                Executive                1989-2004;    Executive    Vice   President   and
                Vice                     Assistant  Secretary  of  MorAmerica,  1994-2004;
                President,               Treasurer of  MorAmerica,  1994-April,  2005. Mr.
                Chief                    Comey  has been  the  Executive  Vice  President,
                Compliance               Treasurer,  Assistant Secretary and a Director of
                Officer,                 InvestAmerica  since 1994. He received an A.B. in
                Treasurer                Economics  from  Brown  University  and an M.B.A.
                and                      from Fordham University.
                Assistant
                Secretary

Kevin F.        Senior Vice   Since      Vice  President  of the  Corporation,  1994-1999;       One           None
Mullane, 52     President     April,     Vice President of MorAmerica,  1994-1998;  Senior
                              2005       Vice  President  of the  Corporation,  2000-2004;
                                         Senior Vice President of  MorAmerica,  1999-2004.
                                         Mr.   Mullane   is  a  Senior   Vice   President,
                                         Assistant    Secretary    and   a   Director   of
                                         InvestAmerica.  He received an M.B.A. and an M.S.
                                         in   Business    Administration,    Emphasis   in
                                         Accounting, from Rockhurst Jesuit University.

Michael H.      Vice          Since      Vice  President  of  MorAmerica  since 2002.  Mr.       One           None
Reynoldson, 42  President     April,     Reynoldson  is Vice  President of  InvestAmerica.
                              2005       He  received  an M.B.A.  from the  University  of
                                         Iowa and a B.A. in Business  Administration  from
                                         Washington State University.

(1) As the Corporation  conducts all of its investments through MorAmerica,  the
Corporation  and  MorAmerica  are deemed one "fund."
(2) "Other  Directorships"  indicate other  companies  which (i) have a class of securities  registered  under  section 12 of the 1934 Act,  (ii) are  subject to section  15(d) of the 1934 Act,  or (iii) are  registered  investment  companies under the 1940 Act.

Proposed Officers

     Following  shareholder  approval of the New Advisory Agreement,  all of the
Current  Officers  will resign  their  respective  positions  as officers of the
Corporation  and in their place the  individuals  listed in the chart below

                                       25

(the "Proposed Officers") will become executive officers of the Corporation.  As affiliated  persons of  Eudaimonia,  the Proposed  Officers will be  "interested persons,"  as that term is defined in Section  2(a)(19)  of the 1940 Act, of the
Corporation. The address for all Proposed Officers is 580 2nd Street, Suite 102,
Encinitas, California 92024.

                                                                                              Number of
                                   Term of                                                   Portfolios
                                   Office                                                      in Fund
                     Position(s)   and                                                       Complex to       Other
                      Held with    Length                                                    be Overseen   Directorships
       Name              the       of Time              Principal Occupation(s)              by Officer      Held by
     and Age         Corporation    Served                During Past 5 Years                    (1)       Officer (2)

Travis Prentice,    President                President  and Chief  Investment  Officer  of       One           None
32                  and CEO                  Eudaimonia  Asset   Management,   a  firm  he
                                             co-founded in 2007. In addition,  he serves as
                                             portfolio  manager  for the  firm's  Micro Cap
                                             Growth and Ultra  Micro Cap Growth  investment
                                             strategies. Prior to founding Eudaimonia Asset
                                             Management,   Mr.   Prentice  was  a  Partner,
                                             Managing  Director and Portfolio  Manager with
                                             Nicholas-Applegate Capital Management where he
                                             had lead portfolio management responsibilities
                                             for their Micro and Ultra Micro Cap investment
                                             strategies  and a senior role in the firm's US
                                             Micro/Emerging  Growth  team.  He  brings  ten
                                             years of institutional  investment  experience
                                             from  Nicholas  Applegate  where he originally
                                             joined in 1997. He holds a Masters in Business
                                             Administration from San Diego State University
                                             and a  Bachelor  of  Arts in  Economics  and a
                                             Bachelor  of  Arts  in  Psychology   from  the
                                             University of Arizona.

Derek Gaertner,     Chief                    Vice        President        and        Chief       One           None
36                  Financial                Operating/Compliance  Officer  of  Eudaimonia
                    Officer and              Asset    Management.    Prior   to    joining
                    Chief                    Eudaimonia  Asset  Management  in  2007,  Mr.
                    Compliance               Gaertner was the Chief  Financial  Officer of
                    Officer                  Torrey  Pines  Capital  Management,  a global
                                             long/short  equity  hedge fund  located in San
                                             Diego, California. He was also responsible for
                                             overseeing  the firm's  regulatory  compliance
                                             and  operations  functions.  Prior to  joining
                                             Torrey Pines Capital  Management in 2004,  Mr.
                                             Gaertner    was    a    Tax    Manager    with
                                             PricewaterhouseCoopers  LLP.  He  has  over  8
                                             years of public accounting  experience in both
                                             the audit and tax departments. Mr. Gaertner is
                                             a  Certified  Public   Accountant  and  has  a
                                             Bachelors  of Science in  Accounting  from the
                                             University of Southern  California and Masters
                                             of  Science  in  Taxation   from  Golden  Gate
                                             University, San Francisco.

                                            26

                                                                                              Number of
                                   Term of                                                   Portfolios
                                   Office                                                      in Fund
                     Position(s)   and                                                       Complex to       Other
                      Held with    Length                                                    be Overseen   Directorships
       Name              the       of Time              Principal Occupation(s)              by Officer      Held by
     and Age         Corporation    Served                During Past 5 Years                    (1)       Officer (2)

Montie L.           Treasurer                Senior Vice  President and Portfolio  Manager       One           None
Weisenberger,       and Secretary            of  Eudaimonia,   a  firm  he  co-founded  in
40                                           2007.    Mr.    Weisenberger    has   primary
                                             portfolio management  responsibilities for the
                                             firm's Small Cap Growth  investment  strategy.
                                             Prior to founding Eudaimonia Asset Management,
                                             Mr.  Weisenberger  was a Senior Vice President
                                             and  Portfolio  Manager at Nicholas  Applegate
                                             Capital Management where he had lead portfolio
                                             management  responsibilities  for  the  firm's
                                             Traditional  Small-to-Mid  Cap Growth strategy
                                             and was a senior member of the firm's US Micro
                                             / Emerging  Growth team since  2001.  Prior to
                                             joining Nicholas Applegate Capital Management,
                                             Montie  was  a  research   analyst  at  Adams,
                                             Harkness  &  Hill,  now  Cannacord  Adams,  an
                                             emerging  growth  investment  bank  located in
                                             Boston,  MA. Mr.  Weisenberger also spent more
                                             than  five  years as a finance  and  strategic
                                             management  consultant,  most  recently  as  a
                                             manager  with  KPMG,  LLP.  Mr.   Weisenberger
                                             brings  more  than  twelve  years of  combined
                                             investment  management and financial  analysis
                                             experience to Eudaimonia Asset Management.  He
                                             holds a Masters in Business Administration and
                                             a  Masters  in  Health   Administration   from
                                             Georgia  State  University  and a Bachelor  of
                                             Arts in Business  Administration  from Flagler
                                             College.

Meetings and Committees of the Board of Directors

     The  Audit  Committee  and the  Corporate  Governance/Nominating  Committee
operated  during  Fiscal Year 2007 to assist the Board of  Directors in carrying out its  duties.  During  Fiscal  Year  2007,  seven  meetings  of the  Board of
Directors were held. In addition,  four meetings of the Audit  Committee and two meetings of the Corporate Governance/Nominating Committee were held. Each of the
Directors  who are  nominated  for election at the 2008 Annual  Meeting,  except
Benjamin  Jiaravanon,  attended  at least 75% of the  aggregate  meetings of the
Board of  Directors  and the  meetings  held by the  committees  of the Board of
Directors on which each Director served during fiscal year 2007.

     The  Corporation  strongly  encourages  its  Directors to attend all annual meetings,  and all Directors  attended the Corporation's  2007 Annual Meeting of shareholders.

                                       27

Audit Committee

     The  Audit  Committee  makes  recommendations  to the  Board  of  Directors regarding  the  engagement of the  independent  auditors for audit and non-audit services;  evaluates  the  independence  of the  auditors  and reviews  with the independent  auditors the fee, scope and timing of audit and non-audit services.
The Audit  Committee also is charged with  monitoring the  Corporation's  Policy
Against Insider Trading and Prohibited Transactions and its Code of Conduct. The
Audit  Committee  presently  consists  of Michael W. Dunn  (Chair),  Geoffrey T.
Woolley and James W. Eiler.  Each member of the Audit  Committee  is  considered
"independent" under applicable NASDAQ listing standards.  The Board of Directors has determined that James W. Eiler is an Audit Committee financial expert.

Corporate Governance/Nominating Committee

     The Corporate Governance/Nominating Committee was appointed by the Board of
Directors to identify  and  recommend  approval of all  Director  nominees to be voted on at the Annual Shareholders' Meetings, to recommend corporate governance guidelines  for the  Corporation,  to lead the Board of  Directors in its annual review of the Board's  performance,  and to  recommend to the Board of Directors nominees  for each  committee of the Board.  On December 22, 2003,  the Board of
Directors approved the Corporate  Governance/Nominating Committee Charter, which was subsequently revised on February 28, 2006 and was attached as an appendix to the Proxy Statement in Fiscal Year 2006.

     The  Corporate  Governance/Nominating  Committee  may seek input from other
Directors or senior  management  in  identifying  candidates.  Shareholders  may propose  nominees  for  Director by following  the  procedures  set forth in the section of this Proxy Statement entitled "SHAREHOLDER  PROPOSALS FOR 2009 ANNUAL
MEETING."

     The qualifications  used in evaluating  Director candidates include but are not limited to: independence,  time commitments,  attendance, business judgment, management,  accounting, finance, industry and technology knowledge, as well as, personal and  professional  ethics,  integrity and values.  In addition,  as set forth in its Charter,  the Corporate  Governance/Nominating  Committee  believes that  having  directors  with  relevant  experience  in business  and  industry, government, finance and other areas is beneficial to the Board of Directors as a
whole.  The  Corporate   Governance/Nominating  Committee  further  reviews  the
qualifications of any candidate in the context of the current composition of the
Board of Directors and the needs of the  Corporation.  The same  identifying and evaluating  procedures apply to all candidates for director nomination,  whether nominated by shareholders or by the Corporate  Governance/Nominating  Committee.
The Corporate  Governance/Nominating  Committee has approved all of the nominees for Director identified above.

     The  Corporate  Governance/Nominating  Committee  also:  (i)  oversees  the formulation of, and recommends for adoption to the Board of Directors,  a set of corporate  governance  guidelines;  (ii) periodically reviews and reassesses the corporate governance guidelines and recommends  appropriate changes to the Board of Directors for approval; (iii) reviews and approves annually the Corporation's compensation  program  for  service  on the  Board  of  Directors  or any of its committees;  (iv) performs an annual  assessment of the Board's  performance and periodically  reports its Board  assessments to the Board;  (v) annually reviews and assesses its Charter and makes recommendations of appropriate changes to the
Board;  (vi)  performs  periodic  reviews of all Board  committee  structure and governance  charters;  (vii) recommends  appropriate  changes to Board committee composition and responsibility to the Board; and (viii) reviews any conflicts of interest.

     The Corporate  Governance/Nominating  Committee  consists of James W. Eiler and Michael Dunn. All members of the Corporate  Governance/Nominating  Committee are considered "independent" under applicable NASDAQ listing standards.

                                       28

Investment and Valuation Committee

     The Investment and Valuation  Committee assists the full Board of Directors with the periodic  valuation of the  Companies'  investment  securities and with oversight of the Corporation's  investment  portfolio and evaluates any proposed revisions to the Corporation's  investment  policy. The Investment and Valuation
Committee also assures  compliance with the  Corporation's  valuation policy and policies regarding investments made in participation with other funds managed by
InvestAmerica, with entities controlling,  controlled by or under common control with  InvestAmerica,  and with  other  affiliates.  The  voting  members  of the
Investment and Valuation  Committee  presently include Michael W. Dunn and James
W. Eiler.  Both members are  independent  under NASDAQ  listing  standards.  The
Investment  and  Valuation  Committee  did not hold any  meetings in Fiscal Year
2007.

Audit Committee Report

     The  Audit  Committee  of the Board of  Directors  of the  Corporation  was
established  as a separately  designated  committee in  accordance  with section
3(a)(58)(A)  of the 1934 Act and is  composed  of three  directors.  It operates under a  written  charter  which was  approved  by the  Board of  Directors  and subsequently  amended by the Audit  Committee  on  February  25,  2003,  and was
attached as an appendix to the Proxy Statement in the Corporation's  fiscal Year ended  September  30,  2006  ("Fiscal  Year  2006").  The  members  of the Audit
Committee during Fiscal Year 2007 were Michael W. Dunn (Chair),  Jasja Kotterman and Gordon J. Roth.  Mr. Roth was  considered  the Audit  Committee's  financial expert during  Fiscal Year 2007.  Under the terms of the charter and the listing standards  applicable to companies  listed on the NASDAQ Capital Market,  all of the Audit Committee members were considered to be independent.

     Management is responsible for the  Corporation's  internal controls and the financial  reporting  process.  The independent  accountants are responsible for performing an  independent  audit of the  Corporation's  consolidated  financial statements in accordance with generally accepted auditing standards and to issue a report thereon. The Audit Committee's responsibility is to monitor and oversee these processes.

     In this regard,  the Audit Committee has reviewed and discussed the audited financial  statements for Fiscal Year 2007 with  management and discussed  other
matters  related  to  the  audit  with  the  independent  auditors.   Management
represented to the Audit Committee that the Corporation's consolidated financial statements  were prepared in accordance  with  accounting  principles  generally accepted  in the United  States of  America.  The Audit  Committee  met with the independent  auditors,  with and without management present,  and discussed with the  independent  auditors  matters  required to be  discussed  by  Statement on
Auditing Standards No. 61, as amended (Communication with Audit Committees). The
independent   auditors  also  provided  to  the  Audit   Committee  the  written
disclosures and the letter required by Independence Standards Board Standard No.
1  (Independence  Discussions  with Audit  Committees),  and the Audit Committee discussed with the independent auditors the firm's independence.

     The  Corporation  paid KPMG LLP  ("KPMG"),  the  Corporation's  independent auditors for Fiscal Year 2007, the following amounts during Fiscal Year 2007:

Audit Fees (including quarterly reviews, security counts, and audit of Form 468):   $    71,225
Audit-related services                                                              $      -0-
Financial Information Systems Design and Implementation:
     Non-Audit Fees:
         Preparation of federal and state income tax returns                        $    22,700
         Other tax research, consultation, correspondence and advice                $      -0-

     The  Audit  Committee  has  considered  whether  KPMG  has  maintained  its independence during Fiscal Year 2007.

                                       29

     Based  upon the  Audit  Committee's  discussions  with  management  and the independent  auditors,  and the Audit Committee's  review of  representations of management and the report of the  independent  auditors to the Audit  Committee, the  Audit  Committee  recommended  that the  Corporation's  Board of  Directors include the  audited  consolidated  financial  statements  in the  Corporation's
Annual Report on Form 10-K for Fiscal Year 2007, filed with the SEC.

                                         AUDIT COMMITTEE:
                                         Michael W. Dunn, Chair
                                         Jasja Kotterman
                                         Gordon J. Roth

Independent Auditor Fees and Services

     The following table presents fees paid for professional  services  rendered by KPMG for the Fiscal Year 2007 and Fiscal Year 2006:

             Fee Category                 Fiscal Year 2007 Fees            Fiscal Year 2006 Fees
-----------------------------------    ----------------------------     ----------------------------
                                                 $71,225                          $67,800
Audit Fees
                                                   -0-                              -0-
Audit-Related Fees
                                                 $22,700                          $25,900
Tax Fees
                                                   -0-                              -0-
All Other Fees
                                       ----------------------------     ----------------------------
                                                 $93,925                          $93,700
Total Fees

     Audit Fees were for  professional  services  rendered  for the audit of the
Corporation's  consolidated  financial  statements  and  review  of the  interim consolidated  financial  statements  included in quarterly  reports and services that are normally  provided by KPMG in connection  with statutory and regulatory filings or engagements and include quarterly reviews,  security counts and audit of SBA Form 468.

     Audit-Related  Fees  were  for  assurance  and  related  services  that are
reasonably   related  to  the   performance  of  the  audit  or  review  of  the
Corporation's  consolidated  financial  statements  and are not  reported  under
"Audit Fees." These services include accounting consultations in connection with
acquisitions,   consultations  concerning  financial  accounting  and  reporting standards.

     Tax  Fees  were  for   professional   services  for   federal,   state  and
international   tax  compliance,   tax  advice  and  tax  planning  and  include
preparation  of federal and state  income tax returns,  and other tax  research, consultation, correspondence and advice.

     All Other Fees are for services other than the services reported above. The
Corporation  did not pay any fees for such other services in Fiscal Year 2007 or
Fiscal Year 2006.

     The Audit  Committee has concluded the provision of the non-audit  services listed above is compatible with  maintaining the  independence of KPMG. KPMG did not bill the Corporation's investment advisor, InvestAmerica,  for any non-audit services in either Fiscal Year 2007 or Fiscal Year 2006.

                                       30

Policy  on Audit  Committee  Pre-Approval  of Audit  and  Permissible  Non-Audit
Services of Independent Auditors

     The  Audit  Committee  pre-approves  all audit  and  permissible  non-audit services provided by the independent auditors.  These services may include audit services,  audit-related services, tax services and other services. Pre-approval is generally  provided for up to one year and any pre-approval is detailed as to the  particular  service or category of services and is  generally  subject to a specific  budget.  The  independent  auditors  and  management  are  required to periodically  report to the Audit  Committee  regarding  the extent of  services provided by the independent  auditors in accordance with this pre-approval,  and the fees for the  services  performed  to date.  The  Audit  Committee  may also pre-approve particular services on a case-by-case basis.

Compensation of Directors and Executive Officers

Compensation Committee

     The Corporation does not have a separate compensation committee utilized to determine the appropriate  compensation payable to the Directors due to the size of the Corporation. The Corporate  Governance/Nominating  Committee, however, is responsible  for,  among other  things,  annually  reviewing  and  approving the
Corporation's compensation policies, and operates under a Charter attached as an appendix to the Proxy  Statement in Fiscal Year 2006. The Charter  provides that
the  Corporate   Governance/Nominating  Committee  may  form  subcommittees  and
delegate  its   responsibilities   to  subcommittees   where  appropriate.   The
Corporation's   executive   officers  do  not   participate  in  determining  or
recommending  the  compensation  for the  Directors or the  executive  officers;
however,  at the time the  Compensation  Policy  discussed  below was  initially adopted by the Board of  Directors,  certain of the  Corporation's  officers did serve on the Board of Directors.  Accordingly,  the Compensation Policy provided that no Director would be  compensated  by the  Corporation if the Director also served as an officer of an investment adviser of the Corporation.  The Corporate
Governance/Nominating  Committee  has not  engaged  consultants  to assist it in these determinations.

Compensation Committee Interlocks and Insider Participation

     The Corporate  Governance/Nominating  Committee presently consists of James
W. Eiler and Michael Dunn.  The members of the  Corporate  Governance/Nominating
Committee during Fiscal Year 2007 were Jasja Kotterman (Chair) and Michael Dunn.
All members of the  Corporate  Governance/Nominating  Committee  are  considered
"independent"  under  applicable  NASDAQ  listing  standards.  No members of the
Committee have ever served as officers or employees of the Corporation. However, at the time the  Compensation  Policy  was  adopted  by the Board of  Directors, certain  of the  Corporation's  executive  officers  did  serve on the  Board of
Directors.  No executive officers of the Corporation served,  during Fiscal Year
2007: (i) on a  compensation  committee of another entity which had an executive officer  serving on the  Corporate  Governance/Nominating  Committee;  (ii) as a
director  of  another  entity  which had an  executive  officer  serving  on the
Corporate   Governance/Nominating   Committee;   or  (iii)  as  a  member  of  a
compensation  committee of another  entity  which had an  executive  officer who served as a Director of the Corporation.

                                       31

Compensation Committee Report

     The Corporate Governance/Nominating Committee has not reviewed or discussed with the  Corporation's  management the  compensation  indicated below under the caption of  "Summary  Compensation  Table"  because the  Corporation's  standing policy is to not compensate executive officers,  and because compensation of the
Board and its  committees is  determined  only by the Board of Directors and the
Corporate  Governance/Nominating  Committee. The Corporate Governance/Nominating
Committee did recommend to the Board of Directors that the information  provided below under the caption "Summary  Compensation  Table" be included in this Proxy
Statement.

                                    CORPORATE GOVERNANCE /
                                    NOMINATING COMMITTEE:
                                    Jasja Kotterman, Chair
                                    Michael W. Dunn

Compensation of Directors

     The  compensation  of  the   Corporation's   Directors  is  governed  by  a
compensation policy adopted via resolution of the Board of Directors on February
24, 2004 and amended on July 18, 2006 (as amended,  the "Compensation  Policy").
The  Compensation  Policy provides that: (i) Directors of the Corporation and of
MorAmerica  who are also  officers or  directors  of any  investment  advisor of either the Corporation or of MorAmerica  receive no compensation  for serving on the Boards of Directors of the Corporation and of MorAmerica;  (ii) the Chairman
of the Board  receives an annual  retainer of $24,000;  (iii) all other  outside
Directors receive an annual retainer of $8,000; (iv) all outside Directors other than the  Chairman  of the Board  receive  $1,000  for each  Board of  Directors meeting  attended  (whether such attendance is in person or by telephone) if the meeting  is  scheduled  as an  in-person  meeting  and $500  for  each  Board of
Directors  meeting  attended by telephone if the meeting is scheduled to be held by  teleconference;  (v) all  Directors  other  than the  Chairman  of the Board receive $250 for each committee  meeting attended (whether such attendance is in person or by telephone)  if the  committee  meeting is scheduled as an in-person meeting and $250 for each committee meeting attended by telephone if the meeting is scheduled  to be held by  teleconference;  (vi) the  Directors do not receive separate  compensation for serving on the Board of Directors of MorAmerica;  and
(vii) the  Corporation  reimburses all reasonable  expenses of the Directors and the  Chairman  of the  Board in  attending  Board  of  Directors  and  committee meetings.  Directors'  meetings are  normally  held on a quarterly  basis,  with additional  meetings  held as  needed.  All  Director  compensation  is  payable quarterly, in arrears.

Summary Compensation Table

     The  following  table sets forth the  details of the  compensation  paid to
Directors  during Fiscal Year 2007,  which includes  compensation for serving on the Boards of Directors of the Corporation and MorAmerica (the only wholly owned subsidiary  of  the  Corporation).  The  Corporation  does  not  compensate  its executive  officers.  For purposes of the following  table, the Fund Complex (as that term is defined in Item  22(a)(1)(v) of Schedule 14A adopted under the 1934
Act)  consists  solely  of  the  Corporation  and  MorAmerica.  The  Corporation
presently maintains no pension or retirement plans for its Directors.

                                                          Aggregate Compensation
            Name and Position                      From Corporation and Fund Complex(1)
            -----------------                      ------------------------------------

Geoffrey T. Woolley                                              $24,000
Chairman of the Board

Benjamin Jiaravanon, Director                                       $0

Jasja De Smedt Kotterman, Director(2)                            $14,000

                                       32

Michael W. Dunn, Director                                        $14,000
Gordon J. Roth, Director                                         $13,750

------------------------------------

     1  Consists  only of  directors'  fees  and  does  not  include  reimbursed expenses. The Corporation presently maintains no pension or retirement plans for its  Directors.
     2 Ms. Kotterman is not standing for re-election at the 2008 Annual Meeting.

Compensation of Executive Officers

     The Corporation  has no employees and does not pay any  compensation to any of its officers.  The Corporation has not compensated its executive  officers in any of the last three  fiscal  years.  The  Corporation  does not provide any of bonus, stock options,  stock appreciation  rights,  non-equity  incentive plans, non-qualified  deferred  compensation  or  pension  benefits  to  its  executive officers. Further, the Corporation has no agreements with any officer pertaining to change in control  payments.  All of the  Corporation's  current officers and staff are employed by InvestAmerica,  which pays all of their cash compensation.
Upon the  effectiveness  of the New Investment  Advisory  Agreement,  all of the
Corporation's officers and staff will be employed by Eudaimonia,  which will pay all of their cash compensation.

                  SHAREHOLDER PROPOSALS FOR 2009 ANNUAL MEETING

     Under the rules of the SEC, any  shareholder  proposal to be  considered by the  Corporation  for  inclusion in the proxy  material for the  February,  2009
Annual  Meeting  of  shareholders  must  be  received  by the  Secretary  of the
Corporation,  101 Second Street,  S.E., Suite 800, Cedar Rapids,  Iowa 52401, no
later than [October 31, 2008].  The  submission of a proposal does not guarantee its  inclusion in the proxy  statement  or  presentation  at the annual  meeting unless certain securities laws requirements are met.

     In  addition,   under  the  Corporation's   Amended  and  Restated  Bylaws,
shareholders  desiring to  nominate  persons for  election  as  Directors  or to propose other  business for  consideration  at an annual meeting must notify the
Secretary of the  Corporation in writing not less than 60 days, nor more than 90 days,  prior  to the  date on which  the  Corporation  first  mailed  its  proxy materials  for  the  prior  year's  annual  meeting.  Accordingly,  shareholders desiring to submit a proposal for  consideration  at the 2009 Annual  Meeting of shareholders  must give written  notice of the proposal to the  Secretary of the
Corporation  not earlier than [November 30, 2008],  and not later than [December
30, 2008]. The Corporation's  proxies will have discretionary  authority to vote with  respect to any  shareholder  proposal  that may be  presented at an annual meeting  which does not comply  with these  notice  requirements.  Shareholders'
notices  must contain the specific  information  set forth in the  Corporation's
Amended and Restated  Bylaws. A copy of the  Corporation's  Amended and Restated
Bylaws will be furnished to shareholders  without charge upon written request to the Secretary of the Corporation.

                            SHAREHOLDER COMMUNICATION

     Pursuant to the policy  adopted by the Board of  Directors  on February 28,
2006,  any  shareholder  wishing to  communicate  with any of the  Corporation's
Directors   regarding   matters   related  to  the   Corporation   may   provide
correspondence to the Director in care of Secretary, MACC Private Equities Inc.,
101 Second Street S.E.,  Suite 800,  Cedar Rapids IA 52401.  The Chairman of the
Corporate   Governance/Nominating   Committee  will  review  and  determine  the
appropriate  response  to  questions  from  shareholders,  including  whether to forward  communications to individual Directors.  The independent members of the
Board of Directors review and approve the  shareholder's  communication  process periodically to ensure effective communication with the shareholders.

                                       33

                       EXPENSES OF SOLICITATION OF PROXIES

     In addition to the use of the mails,  proxies may be  solicited by personal interview  and  telephone  by  directors,  officers  and other  employees of the
Corporation, who will not receive additional compensation for such services. The
Corporation has employed Mellon Investor Services,  LLC ("Mellon") to aid in the
solicitation  of  proxies  at an  estimated  fee of  $5,000.  The  Corporation's agreement with Mellon to solicit  proxies  generally  provides that Mellon will:
(i)  assist  the   Corporation  in  its  planning  and   organization  of  proxy
solicitation  matters,  (ii) establish  communications  with banks,  brokers and other  parties for purposes of the  solicitation,  (iii)  disseminate  all proxy materials  in a timely  manner,  (iv) solicit and collect  proxies  according to
Mellon's calling and reporting procedures.

     The Corporation will also request  brokerage houses,  nominees,  custodians and  fiduciaries to forward  soliciting  materials to the  beneficial  owners of stock held of record by them and will  reimburse  such  persons  for  forwarding materials. The cost of soliciting proxies will be borne by the Corporation.

                                PERIODIC REPORTS

     The Corporation's  financial  statements and related financial  information required  by Item  13(a) of  Schedule  14A under  the 1934 Act are  incorporated herein by this  reference to the Annual  Report.  The Annual Report  accompanies this proxy statement, but is not deemed a part of the proxy soliciting material, except  to the  extent  that  portions  thereof  have been  incorporated  herein pursuant to the preceding sentence.

     A copy of the  Fiscal  Year  2007 Form  10-K  report to the SEC,  excluding exhibits,  will be mailed to shareholders without charge upon written request to
Secretary, MACC Private Equities Inc., 101 Second Street, S.E., Suite 800, Cedar
Rapids, Iowa 52401 or by calling (319) 363-8249.  Such requests must set forth a good  faith  representation  that the  requesting  party was  either a holder of record or a beneficial  owner of Common Stock of the  Corporation on January 31,
2008.  Exhibits to the Form 10-K will be mailed upon similar request and payment of specified fees.

     Please date, sign and return the proxy at your earliest  convenience in the enclosed  envelope.  No postage is required for mailing in the United States.  A prompt return of your proxy will be  appreciated  as it will save the expense of further mailings and telephone solicitations.
By Order of the Board of Directors

David R. Schroder, Secretary

Cedar Rapids, Iowa
___________, 2008

                                       34

                                   APPENDIX A

                        New Investment Advisory Agreement

                                       1

                          INVESTMENT ADVISORY AGREEMENT

         This INVESTMENT  ADVISORY  AGREEMENT (this "Agreement") is entered into as of ___________, 2008 by and between MACC PRIVATE EQUITIES INC., a corporation organized  under  the  laws  of the  State  of  Delaware  (the  "Company"),  and
EUDAIMONIA ASSET MANAGMENT, LLC, a limited liability company organized under the laws of the State of California ("Eudaimonia").

                                 R E C I T A L S

     WHEREAS, the Company is a closed-end investment company that has elected to be regulated as a business  development  company (a "BDC") under the  Investment
Company Act of 1940, as amended (the "1940 Act");

     WHEREAS, Eudaimonia is qualified to provide investment advisory services to the Company and is  registered as an  investment  advisor  under the  Investment
Advisors Act of 1940, as amended; and

     WHEREAS,  this  Agreement  is  subject  to  approval  by the  holders  of a majority,  as  defined  in the 1940 Act,  of the  Company's  outstanding  voting securities  and  will  become  effective  as of the date of such  approval  (the
"Effective Date").

                                A G R E E M E N T

     NOW,  THEREFORE,  in  consideration  of the  foregoing  and other  good and valuable consideration, the parties hereto agree as follows:

     Section 1. Definitions.

     1.1 The "1940 Act" has the meaning set forth in the first recital hereof.

     1.2 "Affiliate" shall have the meaning given under the 1940 Act.

     1.3 "Assets Under  Managemient"  shall mean the total value of the Company's assets managed by Eudaimonia  under this  Agreement,  less any cash balances and cash  equivalent  investments  of the Company  which are not invested in debt or equity  securities  of Portfolio  Companies  in  accordance  with the  Company's investment objectives, calculated as of the end of each month during the term of this Agreement.

     1.4 "Capital Losses" are those which are placed,  consistent with generally accepted  accounting  principles,  on the books of the  Company  and which occur when:

          (a) An actual or realized loss is sustained owing to Portfolio Company or investment events including,  but not limited to,  liquidation,  sale or bankruptcy;

          (b) The Board of  Directors of the Company  determines  that a loss or depreciation  in value from the value on the date of this Agreement  should be taken by the Company in accordance  with generally  accepted  accounting principles  ("GAAP") and the Company's  Valuation Policy then in effect and is shown on its books as a part of the periodic  valuation of the Portfolio
     Companies by the Board of Directors ("Unrealized Depreciation"); or

          (c) Capital Losses are adjusted for reverses of depreciation  when the
     Board of Directors  determines  that a value should be adjusted  upward and the investment value remains at or below original cost.

For purposes of this definition, in any case where the Board of Directors of the
Company writes down the value of any  investment in the Company's  portfolio (in accordance  with the standards set forth in subsection  1.4(b) above),  (i) such reduction in value shall result in a new cost basis for such investment and (ii)
the most recent cost basis for such investment  shall  thereafter be used in the determination  of any Realized  Capital Gains or Capital Losses in the Company's
portfolio  (i.e.,  there shall be no  double-counting  of losses when a security
(whose value has declined in a prior period) is ultimately sold at a price below its historical cost).

     1.5 The  "Company"  shall  mean MACC  Private  Equities  Inc.,  a  Delaware corporation.

     1.6 "Eudaimonia" shall mean Eudaimonia Asset Management,  LLC, a California limited liability company.

     1.7 "Existing  Portfolio Company" or "Existing  Portfolio  Companies" shall mean any  Portfolio  Company  in which the  Company  or  MorAmerica  has made an investment prior to the Effective Date.

     1.8  "MorAmerica"  shall  mean  the  Company's   wholly-owned   subsidiary,
MorAmerica Capital Corporation, an Iowa corporation.

     1.9 "Net Capital  Gains" shall mean  Realized  Capital Gains net of Capital
Losses determined in accordance with GAAP.

     1.10 "New Portfolio  Company" or "New Portfolio  Companies"  shall mean any
Portfolio  Company,  other  than an  Existing  Portfolio  Company,  in which the
Company may make an investment after the Effective Date.

     1.11 "Other Venture  Capital Funds" has the meaning set forth in subsection
3.2.

     1.12 "Portfolio Company" or "Portfolio  Companies" shall mean any entity in which the Company may make an  investment  and with respect to which  Eudaimonia will be  providing  services  pursuant  hereto,  which  investments  may include ownership of capital stock,  loans,  receivables due from a Portfolio Company or other debtor on sale of assets  acquired in liquidation  and assets  acquired in liquidation of any Portfolio Company.

     1.13 "Realized  Capital Gains" shall mean capital gains after deducting the cost and  expenses  necessary  to achieve the gain (e.g.,  broker's  fees).  For purposes of this  Agreement,  capital gains are Realized  Capital Gains upon the cash sale of the  capital  stock or assets of a  Portfolio  Company or any other asset or item of property managed by Eudaimonia  pursuant to the terms hereof or any Realized Capital Gain has occurred in accordance with GAAP which is not cash as described in the following  sentence.  Realized Capital Gains other than cash gains,  shall be recorded  and  calculated  in the period the gain is  realized;
however in  determining  payment of any incentive fee, the payment shall be made when the cash is received. The amount of the fee earned on gains other than cash shall be recorded as incentive  fees payable on the financial  statements of the
Company.

     1.14 "SEC" shall mean the United States Securities and Exchange Commission.

     Section 2.  Investment  Advisory  Engagement.  The Company  hereby  engages
Eudaimonia as its investment advisor.

     2.1 As such, Eudaimonia will:

          (a)  Manage,  render  advice  with  respect  to,  and  make  decisions regarding the  acquisition and disposition of securities in accordance with applicable  law and the  Company's  investment  policies  as set  forth  in writing by the Board of  Directors,  to include  (without  limitation)  the search and  marketing  for  investment  leads,  screening  and  research of investment  opportunities,  maintenance  and  expansion  of  a  co-investor
     network,    review   of   appropriate   investment   legal   documentation,
     presentations  of investments to the Company's Board of Directors (when and
     as  required),  closing  of  investments,   monitoring  and  management  of
     investments   and  exits,   preparation   of   valuations,   management  of
     relationships  with  the  SEC,  shareholders,  outside  auditors,  and  the provision of other services appropriate to the management of a BDC;

          (b) Make  available  and,  if  requested  by  Portfolio  Companies  or entities in which the Company is  proposing  to invest,  render  managerial assistance to, and exercise  management rights in, such Portfolio Companies and  entities  as  appropriate  to  maximize  return for the Company and to comply with regulations;

          (c) Maintain  office space and  facilities  to the extent  required by
     Eudaimonia to provide adequate management services to the Company;

          (d) Maintain the books of account and other  records and files for the
     Company, but not to include auditing services; and

          (e) Report to the Company's Board of Directors, or to any committee or officers  acting pursuant to the authority of the Board, at such reasonable times and in such reasonable detail as the Board deems appropriate in order to enable the  Company to  determine  that  investment  policies  are being observed and implemented  and that the obligations of Eudaimonia  hereunder are being  fulfilled.  Any  investment  program  undertaken  by  Eudaimonia pursuant

                                       3

     hereto and any other  activities  undertaken by Eudaimonia on behalf of the
     Company shall at all times be subject to applicable  law and any directives of the Company's  Board of Directors or any duly  constituted  committee or officer  acting  pursuant  to the  authority  of  the  Company's  Board  of
     Directors.

     2.2 Eudaimonia  will be responsible for the following  expenses:  its staff salaries and fringe  benefits,  office space,  office  equipment and  furniture, communications,  travel, meals and entertainment,  conventions, seminars, office supplies,  dues and  subscriptions,  hiring fees,  moving  expenses,  repair and
maintenance,   employment  taxes,   in-house   accounting   expenses  and  minor
miscellaneous expenses.

     Eudaimonia will pay for its own account all expenses incurred in rendering the services to be rendered hereunder. Without limiting the generality of the foregoing,  Eudaimonia will pay the salaries and other employee  benefits of the persons in its  organization  whom it may engage to render such services, including without  limitation,  persons in its organization who may from time to time act as officers of the Company.

     Notwithstanding the foregoing,  Eudaimonia will earn incentive compensation on a quarterly  basis,  which shall not be deemed part of  compensation or other employee benefits for the purpose of this paragraph.

     2.3 In  connection  with  the  services  provided,  Eudaimonia  will not be responsible for the following expenses which shall be the sole responsibility of the Company and will be paid promptly by the Company:  auditing  fees; all legal expenses;  legal fees normally paid by Portfolio  Companies;  appropriate  trade
association  fees;  brochures,  advertising,   marketing  and  publicity  costs;
interest on debt; fees to the Company and its directors and Board fees; any fees owed or paid to the Company or fund  managers;  any and all expenses  associated with property of a Portfolio  Company taken or received by the Company or on its
behalf  as  a  result  of  its   investment  in  any  Portfolio   Company;   all
reorganization  and  registration   expenses  of  the  Company;   the  fees  and
disbursements of the Company's counsel,  accountants,  custodian, transfer agent and  registrar;  fees and expenses  incurred in producing and effecting  filings with federal and state securities administrators;  costs of periodic reports to, and other communications with the Company's  shareholders;  fees and expenses of members of the  Company's  Board of Directors who are not  directors,  officers, employees or  Affiliates of Eudaimonia or of any entity which is an Affiliate of
Eudaimonia;  premiums for the fidelity  bond,  if any,  maintained by Eudaimonia pursuant to Section 17 of the 1940 Act;  premiums  for  directors  and  officers insurance  maintained  by the Company;  all  transaction  costs  incident to the acquisition,  management and protection of and  disposition of securities by the
Company; and any other expenses incurred by or on behalf of the Company that are not expressly payable by Eudaimonia under Section 2.2. above.

     2.4  Subject to approval  by the Board of  Directors  of the Company and in accordance with the 1940 Act,  Eudaimonia may retain one or more  subadvisors to assist it in performance of its duties hereunder.

                                       4

     Section 3. Nonexclusive Obligations; Co-investments.

     3.1 The  obligations  of  Eudaimonia  to the  Company  are  not  exclusive.
Eudaimonia and its  Affiliates,  may in their  discretion,  manage other venture capital  funds and render the same or similar  services  to any other  person or persons  who  may be  making  the  same  or  similar  investments.  The  parties acknowledge  that Eudaimonia may offer the same investment  opportunities as may be offered to the Company to other  persons  for whom  Eudaimonia  is  providing services.  Neither  Eudaimonia nor any of its Affiliates  shall in any manner be liable  to  the  Company  by  reason  of the  activities  of  Eudaimonia  or its
Affiliates on behalf of other  persons and funds as described in this  paragraph and any conflict of interest arising therefrom is hereby expressly waived.

     3.2  Should  Eudaimonia  or any of  its  Affiliates  agree  to  perform  or undertake any investment  management  services  described in Section 3.1 for any registered  or  unregistered  investment  company in  addition  to the  Company,
Eudaimonia will notify the Company, in writing,  not later than the commencement of such agreement or the initial provision of such services.

     3.3 Any such investment management services and any co-investments shall at all times be provided in strict  accordance with rules and regulations under the
1940 Act,  Eudamonia's  asset  allocation  policy  required  thereunder  and any exemptive order thereunder applicable to the Company.

     Section 4. Services to Portfolio Companies.

     4.1 It is  acknowledged  that as a part of the  services  to be provided by
Eudaimonia hereunder, certain of its employees,  representatives and agents will act as members of the board of directors of individual Portfolio Companies, will vote the shares of the  capital  stock of  Portfolio  Companies,  and make other decisions  which may effect the near-and the long-term  direction of a Portfolio
Company.  Unless otherwise  restricted  hereafter by the Company in writing,  in regard to such actions and decisions the Company hereby appoints Eudaimonia (and such  officers,  directors,  employees,  representatives  and agents is it shall designate)  as its  proxy,  as a  result  of  which  Eudaimonia  shall  have the authority,  in its performance of this Agreement,  to make decisions and to take such  actions,  without  specific  authority  from the Board of Directors of the
Company, as to all matters which are not hereby restricted.

     4.2 All  fees,  including  director's  fees  that may be paid by or for the account of an entity in which the Company  has  invested or in which the Company is proposing to invest in connection with an investment transaction in which the
Company  participates  or  provides  managerial  assistance,  will be treated as commitment fees or management fees and will be received by the Company, pro rata to its  participation  in such  transaction.  Eudaimonia  will be  allowed to be reimbursed by Portfolio  Companies for all direct  expenses  associated with due diligence and management of portfolio  investments  or investment  opportunities
(travel, meals, lodging, etc.).

                                       5

     4.3 The sole and exclusive  compensation  to Eudaimonia for its services to be rendered  hereunder  will be in the form of a  management  fee and a separate incentive fee as provided in Section 5. Should any officer,  director,  employee or  Affiliate of  Eudaimonia  serve as a member of the Board of Directors of the
Company, such officer,  director,  employee or Affiliate of Eudaimonia shall not receive compensation as a member of the Board of Directors of the Company.

     Section 5. Management and Incentive Fees.

     5.1 During the term of this  Agreement,  the  Company  will pay  Eudaimonia monthly in arrears a management  fee equal to 2.0% per annum of the Assets Under
Management attributable to Existing Portfolio Companies.

     5.2 During the term of this  Agreement,  the  Company  will pay  Eudaimonia monthly in arrears a management  fee equal to 2.0% per annum of the Assets Under
Management attributable to New Portfolio Companies.

     5.3 During the term of this  Agreement  the Company shall pay to Eudaimonia incentive fees determined as specified in this Section 5.3.

          (a) The incentive fee  attributable  to Existing  Portfolio  Companies shall be calculated as follows:

               (i) The  amount  of the fee  shall be  13.4%  of the Net  Capital
          Gains, before taxes,  resulting from the disposition of investments in
          Existing  Portfolio  Companies or resulting  from the  disposition  of other  assets  or  property  of  the  Company  acquired  prior  to the
          Effective Date and managed by Eudaimonia pursuant to the terms hereof.

               (ii)  Net  Capital  Gains,  before  taxes,  shall  be  calculated annually at the end of each fiscal year for the purpose of determining the earned incentive fee, unless this Agreement is terminated prior to the completion of any fiscal year, then such calculation shall be made at the end of such shorter period. A preliminary  calculation shall be made on the last  business  day of each of the three  fiscal  quarters preceding  the end of each fiscal year for the purpose of  determining the  incentive  fee payable under  Section  5.2(d)(i)  below.  Capital
          Losses and Realized  Capital Gains shall not be cumulative  (i.e.,  no
          Capital Losses nor Realized Capital Gains are carried forward into any subsequent fiscal year).

          (b) The incentive fee attributable to New Portfolio Companies shall be calculated as follows:

               (i) The  amount  of the fee  shall be  20.0%  of the Net  Capital
          Gains, before taxes,  resulting from the disposition of investments in
          New Portfolio  Companies or resulting  from the  disposition  of other assets or property of the Company acquired after to the Effective Date and managed by Eudaimonia pursuant to the terms hereof.

                                       6

               (ii)  Net  Capital  Gains,  before  taxes,  shall  be  calculated annually at the end of each fiscal year for the purpose of determining the earned incentive fee, unless this Agreement is terminated prior to the completion of any fiscal year, then such calculation shall be made at the end of such shorter period. A preliminary  calculation shall be made on the last  business  day of each of the three  fiscal  quarters preceding  the end of each fiscal year for the purpose of  determining the  incentive  fee payable under  Section  5.2(d)(i)  below.  Capital
          Losses and Realized  Capital Gains shall not be cumulative  (i.e.,  no
          Capital Losses nor Realized Capital Gains are carried forward into any subsequent fiscal year).

          (c) Net Capital Gains with respect to Existing Portfolio  Companies or resulting  from the  disposition of other assets or property of the Company acquired  prior to the Effective  Date under 5.3(a) shall be calculated and paid  independently  from Net Capital  Gains with respect to New  Portfolio
     Companies or resulting from the  disposition of other assets or property of the Company acquired after the Effective Date under 5.3(b).

          (d)  Upon  termination  of  this  Agreement,  all  earned  but  unpaid incentive fees shall be immediately due and payable.

          (e) Payment of incentive fees shall be made as follows:

               (i) To the extent payable, incentive fees shall be paid, in cash, in  arrears on the last  business  day of each  fiscal  quarter in the fiscal year.

               (ii) The incentive fee shall be retroactively adjusted as soon as practicable  following completion of the valuations at the end of each fiscal year in which this Agreement is in effect to reflect the actual incentive  fee due and  owing to  Eudaimonia,  and if such  adjustment reveals that Eudaimonia has received more incentive fee income than it is entitled to  hereunder,  Eudaimonia  shall  promptly  reimburse the
          Company for the amount of the excess.

     Section 6. Liability and Indemnification of Eudaimonia.

     6.1 Neither Eudaimonia, nor any of its officers,  directors,  shareholders, employees, agents or Affiliates,  whether past, present or future (collectively, the  "Indemnified  Parties"),  shall be  liable  to the  Company,  or any of its
Affiliates  for any error in judgment or mistake of law made by the  Indemnified
Parties in connection with any investment  made by or for the Company,  provided such  error  or  mistake  was not  made in bad  faith  or as a  result  of gross negligence  or  willful  misconduct  of the  Indemnified  Parties.  The  Company confirms that in performing services  hereunder,  Eudaimonia will be an agent of the Company for the purpose of the  indemnification  provisions of the Bylaws of the Company subject,  however, to the same limitations as though Eudaimonia were a  director  or officer of the  Company.  Eudaimonia  shall not be liable to the
Company, its shareholders or its creditors,  except for violations of law or for conduct  which  would  preclude  Eudaimonia  from being  indemnified  under such provisions. The provisions of this Section 6.1 shall survive termination of this
Agreement.

                                       7

         6.2  Individuals who are Affiliates of Eudaimonia and are also officers or  directors  of the Company as well as other  Eudaimonia  officers  performing duties  within  the scope of this  Agreement  on behalf of the  Company  will be covered  by any  directors  and  officers  insurance  policy  maintained  by the
Company.

     Section 7. Shareholder Approval; Term.

     This Agreement is subject to approval by the shareholders of the Company in the manner set forth in Section  15(a) of the 1940 Act.  The Company  represents that this Agreement has been approved by the Company's Board of Directors.  This
Agreement  shall  continue in effect for two (2) years from the Effective  Date, unless sooner  terminated  as provided for herein.  Thereafter,  this  Agreement shall continue in effect so long as such continuance is specifically approved at least annually by the Company's Board of Directors,  including a majority of its members who are not interested persons of Eudaimonia,  or by vote of the holders of a majority,  as defined in the 1940 Act, of the Company's  outstanding voting securities. The foregoing  notwithstanding,  this Agreement may be terminated by the Company at any time,  without  payment of any  penalty,  on sixty (60) days'
written  notice to  Eudaimonia if the decision to terminate has been made by the
Board of  Directors  or by vote of the holders of a majority,  as defined in the
1940 Act, of the Company's outstanding voting securities.

     Eudaimonia  may also  terminate  this Agreement on sixty (60) days' written notice to the Company;  provided,  however, that Eudaimonia may not so terminate this Agreement unless another investment advisory agreement has been approved by the vote of a majority, as defined in the 1940 Act, of the Company's outstanding shares and by the Board of  Directors,  including  a majority of members who are not parties to such  agreement  or  interested  persons of any such party.  Upon receipt of any such notice from  Eudaimonia,  the Company will in good faith use its best  efforts  to cause an  advisory  agreement  to be  entered  into by the
Company with a suitable investment adviser.

     Section 8. Assignment.

     This Agreement may not be assigned by any party without the written consent of the other and any assignment, as defined in the 1940 Act, by Eudaimonia shall automatically terminate this Agreement.

     Section 9. Amendments.

     This Agreement may be amended only by an instrument in writing  executed by all parties and otherwise in accordance with the 1940 Act.

     Section 10. Governing Law.

     This  Agreement  shall be  construed  and enforced in  accordance  with and governed by the laws of the State of Delaware.

                                       8

     IN WITNESS  WHEREOF,  the parties hereto have executed this Agreement to be effective as of the date first above written.

                                            THE COMPANY:
                                            MACC PRIVATE EQUITIES, INC.
                                            A Delaware corporation

                                            By:
                                               ---------------------------------
                                                     David R. Schroder
                                                     President

                                            By:
                                               ---------------------------------
                                                     Robert A. Comey
                                                     Executive Vice President

                                            EUDAMONIA:
                                            EUDAIMONIA ASSET MANAGEMENT, LLC
                                            A California limited liability company

                                            By:
                                               ---------------------------------
                                            Name:
                                                 -------------------------------
                                            Title:
                                                  ------------------------------

                                       9

                                   APPENDIX B

                              Subadvisory Agreement

                                       1

                             INVESTMENT SUBADVISORY
                                    AGREEMENT

     This  INVESTMENT  SUBADVISORY  AGREEMENT  (this  "Agreement")  is made  and entered into by and among MACC  PRIVATE  EQUITIES  INC., a Delaware  corporation
("MACC"),  EUDAIMONIA  ASSET  MANAGEMENT,  LLC, a California  limited  liability company ("Eudaimonia") and INVESTAMERICA  INVESTMENT ADVISORS,  INC., a Delaware
corporation ("InvestAmerica"), dated as of the ___ day of _________, 2008.

                                    RECITALS

     WHEREAS,  MACC is a  closed-end  management  investment  company  that  has elected to be regulated as business  development  company  under the  Investment
Company Act of 1940, as amended (the "1940 Act");

     WHEREAS,  MACC is subject to the terms of certain  exemptive orders granted by the United States  Securities and Exchange  Commission  ("SEC") which govern, among other things, co-investments by MACC and other investment funds managed by any investment advisor to MACC (the "Exemptive Orders");

     WHEREAS,  Eudaimonia  and  InvestAmerica  are  both  registered  investment advisors  under the  Investment  Advisers Act of 1940, as amended (the "Advisers
Act");

     WHEREAS, concurrently with the execution of this Agreement,  Eudaimonia has agreed to serve as the  investment  advisor to MACC  pursuant  to an  Investment
Advisory  agreement  between  Eudaimonia  and  MACC  (the  "Eudaimonia  Advisory
Agreement");

     WHEREAS,  prior to the execution of this Agreement,  InvestAmerica  was the investment advisor to MACC and its wholly-owned  subsidiary,  MorAmerica Capital
Corporation  ("MorAmerica"),  with  respect to  Existing  Portfolio  Company (as defined below) investments;

     WHEREAS,  this  Agreement  is  subject  to  approval  by the  holders  of a majority,  as defined in the 1940 Act, of MACC's  outstanding  voting securities and will  become  effective  as of the  date of such  approval  (the  "Effective
Date");

     WHEREAS,   effective  on  the  Effective  Date,  the  investment   advisory
agreements  previously governing the investments in Existing Portfolio Companies are terminated;

     WHEREAS,  Eudaimonia  desires  to obtain  the  support  and  assistance  of
InvestAmerica  in  carrying  out  Eudaimonia's  duties  and  obligations  as the investment  advisor to MACC, and  InvestAmerica  desires to provide such support and assistance as sub-advisor on the terms and conditions set forth herein; and

     WHEREAS, this Agreement has been approved in accordance with the provisions of the 1940 Act.

     NOW, THEREFORE, in consideration of the mutual agreements and covenants set forth in this Agreement, the parties agree as follows:

     1. Existing  Porfolio Company,  Defined.  "Existing  Portfolio  Company" or
"Existing Portfolio Companies" shall mean any entity in which MACC or MorAmerica has made an  investment  prior to the  Effective  Date and with respect to which
InvestAmerica will be providing services pursuant hereto,  which investments may include  ownership of capital  stock,  loans,  receivables  due from an Existing
Portfolio  Company or other debtor on sale of assets acquired in liquidation and assets acquired in liquidation of any Existing Portfolio Company.

     2. Services.

          2.1  Transitional  Services.  During the first three (3) months of the term of this  Agreement (the  "Transitional  Period"),  InvestAmerica  will
     provide  those  financial,   business  and  investment   advisory  services
     specified  on Schedule A (collectively  referred  to as the  "Transitional
     Services")  to, or for the benefit of, MACC,  subject to the  oversight and supervision  of  Eudaimonia  and the  direction and control of the Board of
     Directors  of  MACC.   Notwithstanding   the   foregoing,   Eudaimonia  and
     InvestAmerica may agree to extend the Transitional Period for an additional period of three (3) months.

          2.2 Ongoing Services.  For the remainder of the term of this Agreement after the  Transitional  Period (as the same may be  extended  pursuant  to
     Section 2.1 above),  InvestAmerica  will provide those financial,  business and  investment  advisory  services  specified on Schedule B  (collectively referred to as the "Ongoing  Services" and,  together with the Transitional
     Services,  the "Services") to, or for the benefit of, MACC,  subject to the oversight and  supervision  of Eudaimonia  and the direction and control of the Board of Directors of MACC.

     3. Term. This Agreement shall continue in effect for two (2) years from the
Effective  Date,  unless sooner  terminated as provided for herein.  Thereafter, this  Agreement  shall  continue  in  effect  so  long as  such  continuance  is specifically approved at least annually by Eudaimonia and the Board of Directors of MACC,  including a majority of its members who are not interested  persons of
InvestAmerica or Eudaimonia, or by vote of the holders of a majority, as defined in the  1940  Act,  of  MACC's  outstanding  voting  securities.  The  foregoing notwithstanding,  this  Agreement may be terminated by Eudaimonia or MACC at any time,  without  payment of any penalty,  on sixty (60) days'  written  notice to
InvestAmerica  if the decision to terminate  has been made by  Eudaimonia  or by
MACC's Board of Directors or by vote of the holders of a majority, as defined in the 1940 Act, of MACC's outstanding  voting securities.  This Agreement also may be terminated by InvestAmerica at any time,  without payment of any penalty,  on sixty (60) days' written notice to Eudaimonia and MACC.

     4. Portfolio Board Service and Asset Management.

          4.1 It is  acknowledged  that as a part of the Services to be provided by InvestAmerica hereunder,  (i) certain of its employees,  representatives and agents  ("InvestAmerica  Representatives")  may serve as members of the boards of directors and board committees of individual  Portfolio Companies and (ii)  InvestAmerica  will  monitor and manage  investments  in Existing
     Portfolio Companies,  including exits,  preparation of valuations and other
     portfolio    management    matters.    InvestAmerica    and   InvestAmerica
     Representatives  serving on the boards of directors and board committees of individual  Existing  Portfolio  Companies  shall  conduct the  Services in accordance with applicable law and all investment  policies as set forth in writing by  Eudiamonia  and the Board of  Directors of MACC with respect to such Services, provided that at all times the InvestAmerica Representatives shall act in accordance with their fiduciary  duties as members of Existing
     Portfolio  Company  boards.  In regard to such actions and decisions,  MACC hereby appoints  InvestAmerica  (and such officers,  directors,  employees, representatives and agents is it shall designate) as its proxy, as a result of which InvestAmerica shall have the authority, in its performance of this
     Agreement,  to make  decisions and to take such actions,  without  specific authority  from  Eudaimonia  or the Board of Directors  of MACC,  as to all
     matters which are not hereby restricted.

          4.2  All  fees,   including  director's  fees  that  may  be  paid  to
     InvestAmerica by or for the account of an Existing  Portfolio Company shall be paid to  MACC.  Notwithstanding  the  foregoing,  InvestAmerica  will be allowed to be  reimbursed  by Existing  Portfolio  Companies for all direct
     expenses   associated  with  due  diligence  and  management  of  portfolio investments or investment  opportunities,  including  expenses of attending board and management meetings,  and such expenses (travel,  meals, lodging, etc.) will not be payable to, or by,  Eudaimonia  or  credited  against the
     Management Fee.

          4.3 Except for expense reimbursement provided in Section 4.2 above and
     4.4 below,  InvestAmerica's sole and exclusive  compensation for all of its services to be rendered  hereunder  will be in the form of a Management Fee and a separate Incentive Fee as provided in Section 5.

          4.4 InvestAmerica will be responsible for the following expenses:  its staff  salaries and fringe  benefits,  office space,  office  equipment and furniture,  communications,  travel, meals and entertainment,  conventions, seminars,  office supplies,  dues and  subscriptions,  hiring fees,  moving expenses,  repair and maintenance,  employment taxes,  in-house  accounting expenses and minor miscellaneous  expenses.  InvestAmerica will pay for its own account all expenses  incurred in rendering the services to be rendered hereunder. Without limiting the generality of the foregoing,  InvestAmerica will pay the  salaries  and other  employee  benefits of the persons in its organization whom it may engage to render such services,  including without limitation,  persons in its organization who may from time to time agree to act as officers of MACC.  Eudaimonia or MACC, however,  will be responsible for all  reasonable  expenses for

     travel at the direction of Eudaimonia or MACC, including for board or other management meetings, which expenses shall be reimbursed promptly upon being
     invoiced  therefor  by  InvestAmerica.   Without  limiting  the  foregoing,
     InvestAmerica will not be responsible for any expenses:  (i) required to be paid by MACC  pursuant to the  Eudaimonia  Advisory  Agreement  (including, without  limitation,  Section 2.3  thereof),  (ii) any expenses  related to transferring management of MACC to Eudaimonia, including expenses of moving records to the offices of Eudaimonia,  (iii) expenses of duplicating  files necessary  for  performance  of the  Services;  or (iv) any other  expenses incurred in connection with the services that are not expressly  payable by
     InvestAmerica under this Agreement.

          4.5 The  obligations of  InvestAmerica  to Eudaimonia and MACC are not
     exclusive.

               (a)  InvestAmerica  and its affiliates may, in their  discretion, manage  other  venture  capital  funds and  render the same or similar services to any other  person or persons who may be making the same or similar investments.  Neither  InvestAmerica nor any of its affiliates shall in any manner be liable to Eudaimonia,  MACC or their affiliates by reason of the  activities  of  InvestAmerica  or its  affiliates on behalf of other  persons and funds as described in this  paragraph and any conflict of interest arising therefrom is hereby expressly waived.

               (b) The scope of the Services  does not include  presentation  of investment  opportunities  to MACC or making new investments for MACC, but  rather  is  limited  to  management  of  the  Existing  Portfolio
          Companies.  Accordingly,  InvestAmerica  is not required to present to
          MACC   investments   being   considered  by  other  funds  managed  by
          InvestAmerica or its affiliates.

               (c) With respect to follow-on  investments  made by InvestAmerica pursuant to this Agreement,  any such investment  management  services and all  co-investments  shall at all  times  be  provided  in  strict accordance  with  rules  and  regulations  under  the 1940 Act and the
          Exemptive Orders.

     5. Management and Incentive Fees.

          5.1 During the Transitional Period,  Eudaimonia will pay InvestAmerica monthly in arrears a management  fee (the  "Transitional  Management  Fee")
     equal to seventy-five  percent (75%) of the management fee actually paid by
     MACC  to  Eudaimonia   pursuant  to  the  Eudaimonia   Advisory   Agreement
     attributable to Existing Portfolio  Companies as of the Effective Date. For
     the remainder of the term of this Agreement and to the extent the Agreement is extended  pursuant to the terms of this  Agreement  and the terms of the
     1940 Act, Eudaimonia will pay InvestAmerica monthly in arrears a management fee (the  "Management  Fee") equal to fifty percent (50%) of the management fee actually paid by MACC to Eudaimonia pursuant to the Eudaimonia Advisory
     Agreement  attributable to Existing Portfolio Companies as of the Effective
     Date.

          Eudaimonia  shall arrange for the  Transitional  Management Fee or the
     Management Fee, as applicable, to be paid to InvestAmerica directly by MACC on the same day as MACC  pays  Eudaimonia  its  management  fee  under  the
     Eudaimonia  Advisory  Agreement,  provided  that  Eudaimonia  has  received payment  of its  management  fee from  MACC  pursuant  to the  terms of the
     Eudamonia Advisory Agreement.  Payments of Transitional  Management Fees or
     Management  Fees  that are  delayed  because  of  failure  of MACC to pay a management  fee to Eudaimonia  for the  corresponding  period shall be made promptly upon  Eudaimonia  receiving  such  management  fee from MACC.  The
     Transitional  Management  Fee shall stop accruing as of the last day of the
     Transitional  Period.  The  Management  Fee shall stop accruing on the date
     that  this  Agreement   expires  or  is  terminated.   Upon  expiration  or
     termination  of  this  Agreement,   all  earned  but  unpaid   Transitional
     Management Fees and Management Fees shall be immediately due and payable.

          5.2  During  the  term  of  this  Agreement  Eudaimonia  shall  pay to
     InvestAmerica  an incentive fee determined as specified in this Section 5.2
     (the "Incentive Fee").

               (a) The Incentive Fee to be paid to  InvestAmerica  shall consist of one hundred  percent  (100%) of the  incentive fee actually paid by
          MACC to  Eudaimonia  pursuant  to the  Eudaimonia  Advisory  Agreement attributable to Existing Portfolio Companies as of the Effective Date.

               (b) Upon  termination  of this  Agreement,  all earned but unpaid
          Incentive Fees shall be immediately due and payable.

               (c) Payment of Incentive Fees shall be made as follows:

                    (i) To the extent payable,  Incentive Fees shall be paid, in cash, in arrears on the last business day of each fiscal  quarter in the fiscal year.

                    (ii) The  Incentive Fee shall be  retroactively  adjusted as soon as practicable following completion of the valuations at the end of each fiscal year in which this  Agreement  is in effect to reflect the actual Incentive Fee due and owing to  InvestAmerica, and if such adjustment  reveals that  InvestAmerica  has received more  Incentive  Fee income  than it is  entitled  to  hereunder,
               InvestAmerica shall promptly reimburse  Eudaimonia for the amount of the excess.

               (d) The  Incentive  Fee shall stop  accruing  effective as of the date of the expiration  (subject,  however,  to annual  continuance as provided in Section 3 above) or  termination of this  Agreement.  Upon the expiration or termination of this Agreement, all earned but unpaid
          Incentive  Fees  shall  be  immediately  due  and  payable;  provided, however,  that Incentive Fees earned with respect to non-cash Realized
          Capital Gains (as

          defined in the  Eudaimonia  Advisory  Agreement)  shall not be due and payable to InvestAmerica until the cash is received by MACC.

               (e) To the  extent  payable,  Eudaimonia  shall  arrange  for the
          Incentive  Fee to be paid to  InvestAmerica  directly by MACC,  on the same  date as  MACC  pays  Eudaimonia  its  incentive  fee  under  the
          Eudaimonia Advisory Agreement, and in no event less than annually.

     6.  Personnel.  All employee  wages,  benefits and other  related costs for employees and personnel of  InvestAmerica  shall be the sole  responsibility  of
InvestAmerica, and InvestAmerica shall have sole control of the payment of wages and benefits to such employees.  The individuals providing the Services shall at all  times be  considered  to be in the  employ of  InvestAmerica  and under the direction and control of  InvestAmerica,  and they shall not be considered to be in the employ of Eudaimonia.  No  InvestAmerica  personnel  shall be required to relocate.  Without the prior written  consent of  InvestAmerica  (which  consent
InvestAmerica  may  grant or  withhold  in its sole  and  absolute  discretion),
Eudaimonia  agrees  that it shall not,  for a period of three (3) years from the date of termination of this Agreement,  either alone or in conjunction  with any
other  person,  or  directly  or  indirectly   through  its  present  or  future
affiliates,  employ,  engage or seek to employ or engage  any  person  who is an employee of InvestAmerica.

     7. Accounts and Records.  InvestAmerica  will maintain books of account and other  records  and files  with  respect  to the  Services  provided  hereunder.
InvestAmerica  shall make such records  available  for  inspection by Eudaimonia upon  reasonable  notice at  mutually  convenient  times at the place where such records are kept in the ordinary course of business.

     8. Confidentiality.  InvestAmerica agrees that it will come into possession of information regarding the Portfolio Companies and information regarding other companies,  the  securities  of which are owned by other funds managed by one of the parties ("Confidential Portfolio  Information"),  and information concerning the  business of the other  parties to this  Agreement  ("Confidential  Business
Information")   (collectively,   the  Confidential   Portfolio  Information  and
Confidential  Business  Information  are  referred  to herein  as  "Confidential
Information").   Confidential   Information   shall  not   include   information
independently  developed  by  a  party  without  reliance  on  the  Confidential
Information of the other party,  information  obtained from a third party, which third party is under no  restriction  with respect to the use and  disclosure of such information,  or information  approved for unrestricted  release by a party without violating a provision of this agreement.

     InvestAmerica   agrees  that  the   Confidential   Information   is  highly
confidential,  private and of a sensitive  nature.  Eudaimonia and InvestAmerica agree that each will handle the  Confidential  Information of the other with the same degree of care that it uses to handle its own Confidential Information, and will, at all times, handle the Confidential Information of the other in a manner reasonably  calculated to maintain its  confidentiality.  Each party understands that the other may disclose  Confidential  Information as reasonably  necessary:
(i) in the normal course of managing existing portfolios, (ii) in performing the
Services,  (iii) in the  performance of tasks by  InvestAmerica  as requested by
Eudaimonia  and  (iv)  in  communicating  with  shareholders,

investors,   and  regulatory   agencies,   including  the  SEC.  Eudaimonia  and
InvestAmerica  also agree that the parties may disclose  Confidential  Portfolio
Information to banks,  financing sources,  investment banks, brokers,  auditors, law firms and other service providers (i) as reasonably  necessary in connection with the management of an investment in a Portfolio Company, (ii) at the request of the  Portfolio  Company who directs  disclosure to third parties and (iii) as reasonably  necessary  in  connection  with service as a director of a Portfolio
Company. InvestAmerica may also use and disclose information regarding IRR, cash flow  and  other  performance  data for the  Existing  Portfolio  and all  other historical  performance  data  relating  to the  Existing  Portfolio  and  prior investments during the time InvestAmerica managed MACC. In addition, a party may use and disclose the Confidential  Information of the other party where required by law,  provided  that it shall first notify the other party in writing of such requirement and cooperate with respect to any reasonable steps available for the further protection of such Confidential Information.

     Except as otherwise provided herein,  InvestAmerica agrees that it will use the Confidential  Information solely in the management of MACC or the management of other funds that have co-investments with MACC.

     InvestAmerica  agrees  that,  in the event of any  breach of any  provision hereof, the aggrieved party will not have an adequate remedy in money or damages and that,  in such  event,  the  aggrieved  party  shall be  entitled  to obtain injunctive  relief  against such breach in any court of competent  jurisdiction, without the  necessity  of posting a bond even if otherwise  normally  required.
Such  injunctive  relief  will in no way limit the  aggrieved  party's  right to obtain other remedies available under applicable law.

     9. Compliance with Laws; Cooperation.

          9.1  InvestAmerica  shall use diligent effort to cause all Services to
     be  performed  in  strict   compliance  with  all  laws,   regulations  and
     requirements of any federal,  state, municipal or other governmental entity having  jurisdiction  respecting  either of the parties and/or the Services being rendered,  including the 1940 Act, the Advisers Act and all Exemptive
     Orders.

          9.2 Eudaimonia shall cooperate fully with  InvestAmerica's  efforts to perform the Services  effectively  and in compliance  with  applicable law, including providing  InvestAmerica with files and records necessary for the performance of the Services.

     10. Indemnification; Fidelity Bond, Directors and Officers Insurance.

          10.1  Eudaimonia  shall not be liable or responsible for any action or omission on the part of InvestAmerica or its employees,  representatives or agents arising out of their respective service on the board of directors of individual  Portfolio  Companies or provision of other Services pursuant to this  Agreement,  except to the extent  that such  action or  omission  was specifically  directed  by  Eudaimonia,  in  writing.  InvestAmerica  shall indemnify  and hold  Eudaimonia  harmless  from any  claims or  liabilities arising  out

     of the service of  InvestAmerica  and its  employees,  representatives  and agents on the boards of directors of individual  Portfolio Companies or the provision  of other  Services  pursuant  to this  Agreement,  except to the extent that InvestAmerica or its employees,  representatives or agents were carrying out the express  written  instructions of Eudaimonia in connection with the action or omission complained of.

          10.2  InvestAmerica  shall not be liable or responsible for any action or omission on the part of Eudaimonia or its employees,  representatives or agents arising out of this Agreement or the Eudaimonia  Advisory Agreement.
     Eudaimonia shall indemnify and hold InvestAmerica  harmless from any claims or  liabilities  arising  out of  Eudaimonia's  actions or  omissions  with respect to this Agreement or the Eudaimonia Advisory Agreement.

          10.3  During  the  term  of  this  Agreement,  InvestAmerica  and  its officers,  directors  and  employees,  with respect to  performance  of the
     Services  under this  Agreement  and as officers or employees  of MACC,  if applicable,  shall be covered at all times by a (i)  directors and officers insurance  policy and (ii) a joint  fidelity bond, in each case at least as extensive in amount, scope and coverage as required by law and as presently in force (as long as reasonable commercially available),  and at no cost to
     InvestAmerica.

          10.4  Neither  InvestAmerica,  nor  any  of its  officers,  directors, shareholders,  employees,  agents or Affiliates,  whether past,  present or future  (collectively,  the  "Indemnified  Parties"),  shall be  liable  to
     Eudaimonia or MACC, or any of their affiliates for any error in judgment or mistake  of law made by the  Indemnified  Parties  in  connection  with any investment made by or for MACC, provided such error or mistake was not made in bad faith or as a result of gross  negligence  or willful  misconduct of
     the  Indemnified  Parties.   MACC  confirms  that  in  performing  services
     hereunder  Eudaimonia  will be an  agent  of MACC  for the  purpose  of the indemnification  provisions of the Bylaws of MACC subject,  however, to the same  limitations  as though the  Indemnified  Parties  were a director  or officer of MACC.  InvestAmerica  shall not be liable to  Eudaimonia,  MACC, their shareholders or their creditors,  except for violations of law or for conduct which would preclude the Indemnified Parties from being indemnified under such Bylaw provisions. The indemnification provisions of this Section
     9 are applicable to the entire period for which  InvestAmerica has provided advisory  services  to MACC or its  predecessors,  beginning  in 1985.  The
     provisions  of  this  Section  9(d)  shall  survive   termination  of  this
     Agreement.

     11.  Notices.  All notices or other  communications  given pursuant to this
Agreement shall be in writing and shall be given by personal delivery, by United
States mail or an  established,  commercial  express  delivery  service (such as
Federal Express),  postage or delivery charge prepaid, return receipt requested, addressed to the person and address designated below:

                  InvestAmerica:    InvestAmerica Investment Advisors, Inc.
                                    101 Second Street S.E., Suite 800
                                    Cedar Rapids IA 52401
                                    Fax (319) 363-9683
                                    Attn:  David R. Schroder, President

                  Eudaimonia:       Eudaimonia Asset Management, LLC
                                    580 2nd Street, Suite 102
                                    Encinitas, California 92024
                                    Attn:  Travis Prentice, President

     A notice or other communication shall be deemed received on the earliest of the following: (i) the date of its delivery to the address specified above, (ii)
the date of its actual receipt by the person or entity specified above, or (iii)
in the case of refusal  to accept or  inability  to deliver  the notice or other communication, the earliest of (a) the date of the attempted delivery or refusal to accept delivery,  (b) the date of the postmark on the return receipt,  or (c)
the date of  receipt  of notice of  refusal  or  notice of  non-delivery  by the sending party.

     Either  party  may  designate  any other  address  in  substitution  of the foregoing  address(es)  at any time by  giving  the  other  party  ten (10) days written notice, as provided herein, of the new address.

     12.  Severability.  If any term, covenant or condition of this Agreement or the  application  thereof  to any  person or  circumstance  shall be  invalid or unenforceable,  the remainder of this Agreement or such other documents,  or the application  of such term,  covenant or  condition  to persons or  circumstances other than those as to which it is held invalid or  unenforceable,  shall not be affected thereby, and each term, covenant or condition of this Agreement or such other documents shall be valid and shall be enforced.

     13. No Joint  Venture,  Partnership or Alter Ego;  Independent  Contractor.
Nothing  contained  in this  Agreement,  any  document  executed  in  connection herewith  or any other  agreement  with any other party  shall be  construed  as making InvestAmerica and Eudaimonia  partners,  joint venturers or alter egos of each other or of any other  entity.  InvestAmerica  shall at all times remain an independent contractor of Eudaimonia with respect to the Services.

     14. Additional  Documents.  The parties hereby agree to execute and deliver such other  documents and  instruments  as may be necessary or desirable to give effect to the terms and intent of this Agreement.

     15. Waiver.  The failure of any party to insist upon strict  performance of any of the  provisions  contained  herein  shall  not be  deemed a waiver of any rights or remedies that such party may have, and shall not be deemed a waiver of any subsequent breach or default.

                                       10

     16. Captions and Headings.  The captions and headings in this Agreement are for ease of reference  only and shall not be deemed to define or limit the scope or intent of any of the terms,  covenants,  conditions or  agreements  contained herein.

     17. Entire Agreement.  This Agreement contains the entire agreement between and  among  the  parties  hereto  and  supersedes  all  prior  negotiations  and agreements,  oral or written,  with respect to the subject matter hereof or with respect to any of the Services.

     18. Arm's-Length Agreement;  Construction. The parties mutually acknowledge
that  the  provisions  of  this  Agreement  are  the  product  of   arm's-length
negotiations with parties having  essentially equal bargaining  strength,  legal representation and opportunity to determine the language used herein. Therefore, the  provisions  of this  Agreement  shall not be  construed  for or against any party.

     19. No Third-Party  Beneficiary  Rights.  This Agreement is not intended to create,  nor  shall  it be in  any  way  construed  to  create  any  third-party beneficiary rights in any person not a party hereto.

     20.  Successors and Assigns.  This Agreement  shall inure to the benefit of and bind the respective parties' successors and assigns.

     21.  Applicable  Law. This Agreement is made and delivered in, and shall be construed and interpreted in accordance with the laws (without  reference to the choice-of-law provisions) of, the State of Delaware.

     22.  Amendment.  This Agreement may be amended only in writing  executed by all parties.

                      [signature page immediately follows]

                                       11

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                                            EUDAIMONIA:
                                            EUDAIMONIA ASSET MANAGEMENT, LLC
                                            A California limited liability company

                                            By: ______________________________
                                            Name:_____________________________
                                            Title:____________________________

                                            INVESTAMERICA:
                                            INVESTAMERICA INVESTMENT ADVISORS, INC.
                                            A Delaware corporation

                                            By: ________________________________
                                                     David R. Schroder
                                                     President

                                            By: ________________________________
                                                     Robert A. Comey
                                                     Executive Vice President

                                            MACC:
                                            MACC PRIVATE EQUITIES, INC.
                                            A Delaware corporation

                                            By: ________________________________
                                                     David R. Schroder
                                                     President

                                            By: ________________________________
                                                     Robert A. Comey
                                                     Executive Vice President

                                       12

                                   Schedule A
                              TRANSITIONAL SERVICES
                To Be Provided by InvestAmerica and by Eudaimonia

I. EXISTING PORTFOLIO COMPANY MANAGEMENT TASKS

1.      Gather,  review,  file,  summarize monthly financials  relating to portfolio  investments  existing  as of  the  Existing  Date  (the
        "Existing Portfolio").
2.      Report sales, pre tax, EBITDA actual vs. budget monthly. 3. Attend
        Existing  Portfolio  company  board  meetings.  4. Review and file projections.
5.      Review and file annual audits. 6. Review covenant compliance.
7.      Explore  ways to add value i.e.  explore  growth  and  acquisition opportunities  and plans,  assess  management  and new  management candidates.
8.      Work to execute exit projections.
9.      Communicate and work with co-investors to assess and add value.
10.     Analyze and recommend  investment  opportunities  for the Existing
        Portfolio  companies.  11.  Support  senior  capital  and  venture capital acquisition as required for Existing Portfolio  companies.
        12. File all company monitoring information.
13.     File all investment documentation.
14.     In  Existing  Portfolio  board  roles,  act in accord  with proper corporate  governance  guidelines,  all  in  the  interest  of the
        Existing Portfolio company and its shareholders.
15.     Make available and, if requested by Existing Portfolio  companies, render  managerial  assistance to, and exercise  management rights in,  Existing  Portfolio  companies and entities as appropriate to maximize  return  for  MACC  and to  comply  with  applicable  SEC regulations.

II. SEC EXAMINATIONS; SECURITIES CUSTODY

1.      Eudaimonia  is   responsible   as  investment   advisor  of  MACC;
        InvestAmerica  provides  SEC  exam  assistance  on  any  inquiries related to pre-Effective Date or Existing Portfolio activities.
2.      Eudaimonia  is  responsible  for  custody  of  all  assets  (cash, securities,  et al) which are subject to SEC  custody  rules under the  1940  Act and the  Advisers  Act.  InvestAmerica  to  provide custody support as long as assets are held at CRBT.

III. ACCOUNTING FOR MACC

     1.   Prepare monthly financial statements and quarterly report for MACC and
          MorAmerica during the Transition Period.
     2.   Eudaimonia  will be  responsible  for controls,  check  writing,  wire
          instructions   and   approval  of   expenses.   These  tasks  will  be
          transitioned  by  InvestAmerica  to  Eudaimonia  over  the  Transition
          Period.
     3.   Prepare  quarterly and annual  valuation  reports,  provide  valuation analysis and support to MACC board of directors.
     4.   Monthly Existing Portfolio accounting and bookkeeping records.
     5.   Audit support for the Existing Portfolio records and for pre-Effective
          Date Activities.
     6.   Prepare quarterly management letter on Existing Portfolio.
     7.   Prepare monthly performance report with respect to Existing Portfolio.
     8.   Prepare cashflows projection (1 year out) for Existing Portfolio

IV. SHAREHOLDER RELATIONS / ANNUAL REPORT

     1.   Eudaimonia responsible for all shareholder  relations,  communications and  inquiries.
     2.   Eudaimonia  will  prepare  Annual  Reports,  with  Existing  Portfolio financial input from InvestAmerica.

V. EXISTING PORTFOLIO FOLLOW-ON INVESTMENTS

     1.   InvestAmerica  responsible  for  analysis,   presentation,   proposal,
          gathering, filing investment documentation.
     2.   Eudaimonia responsible for investment decisions.
     3.   MACC Board responsible for any co-investment split decisions.

VI. BOARD MEETINGS

     1.   Eudaimonia responsible.
     2.   InvestAmerica will provide Existing Portfolio;

          o    Quarterly Management Letter
          o    Monthly Portfolio Performance Report
          o    Quarterly Valuations

InvestAmerica  is not responsible for  out-of-pocket  expenses  (travel,  meals, etc.)  associated  with  the  administration  of  this  Agreement  that  are not
associated  with  managing  the  Existing   Portfolio.   InvestAmerica   is  not
responsible  for the cost of travel to the offices of Eudamonia  required  under the Agreement.

                                       2

VII. FINANCIAL PROJECTIONS

     1.   InvestAmerica  responsible for annual projection inputs with regard to the Existing  Portfolio and expenses under its control and for interim projection inputs as reasonably required.
     2.   Eudaimonia responsible for MACC financial projections.

                                       3

                                   Schedule B
                                ONGOING SERVICES
                To Be Provided by InvestAmerica and by Eudaimonia

I. EXISTING PORTFOLIO COMPANY MANAGEMENT TASKS

     1.   Gather,   review,  file,  summarize  monthly  financials  relating  to portfolio  investments existing as of the Existing Date (the "Existing
          Portfolio").
     2.   Report sales, pre tax, EBITDA actual vs. budget monthly.
     3.   Attend Existing Portfolio company board meetings.
     4.   Review and file projections.
     5.   Review and file annual audits.
     6.   Review covenant compliance.
     7.   Explore  ways  to  add  value  i.e.  explore  growth  and  acquisition
          opportunities   and  plans,   assess  management  and  new  management
          candidates.
     8.   Work to execute exit projections.
     9.   Communicate and work with co-investors to assess and add value.
     10.  Analyze  and  recommend  investment  opportunities  for  the  Existing
          Portfolio companies.
     11.  Support senior capital and venture capital acquisition as required for
          Existing Portfolio companies.
     12.  File all company monitoring information.
     13.  File all investment documentation.
     14.  In Existing Portfolio board roles, act in accord with proper corporate governance  guidelines,  all in the interest of the Existing Portfolio company and its shareholders.
     15.  Make  available  and, if  requested by Existing  Portfolio  companies, render  managerial  assistance to, and exercise  management rights in,
          Existing  Portfolio  companies and entities as appropriate to maximize return for MACC and to comply with applicable SEC regulations.

II. SEC EXAMINATIONS; SECURITIES CUSTODY

     1.   Eudaimonia is responsible as investment advisor of MACC; InvestAmerica provides SEC exam assistance on any inquiries related to pre-Effective
          Date or Existing Portfolio activities.
     2.   Eudaimonia responsible for custody of all assets (cash, securities, et
          al) which are subject to SEC custody  rules under the 1940 Act and the
          Advisers  Act.  InvestAmerica  to provide  custody  support as long as assets are held at CRBT.

III. ACCOUNTING FOR MACC

     1.   Eudaimonia will be responsible for controls,  check writing,  wire instructions  and  approval  of  expenses.  These  tasks  will  be transitioned  by  InvestAmerica  to Eudaimonia over the Transition
          Period.
     2.   Prepare quarterly and annual valuation reports,  provide valuation analysis and support to MACC board of directors.
     3.   Monthly Existing Portfolio accounting and bookkeeping records.
     4.   Audit  support  for  the  Existing   Portfolio   records  and  for
          pre-Effective Date Activities.

IV. SHAREHOLDER RELATIONS / ANNUAL REPORT

     1.   Eudaimonia responsible for all shareholder  relations,  communications and inquiries.
     2.   Eudaimonia  will  prepare  Annual  Reports,  with  Existing  Portfolio financial input from InvestAmerica.

V. EXISTING PORTFOLIO FOLLOW-ON INVESTMENTS

     1.   InvestAmerica  responsible  for  analysis,   presentation,   proposal,
          gathering, filing investment documentation.
     2.   Eudaimonia responsible for investment decisions.
     3.   MACC Board responsible for any co-investment split decisions.

VI. BOARD MEETINGS

     1.   Eudaimonia responsible.
     2.   InvestAmerica will provide Existing Portfolio;
          o    Quarterly Management Letter
          o    Monthly Portfolio Performance Report
          o    Quarterly Valuations

InvestAmerica  is not responsible for  out-of-pocket  expenses  (travel,  meals, etc.)  associated  with  the  administration  of  this  Agreement  that  are not
associated  with  managing  the  Existing   Portfolio.   InvestAmerica   is  not
responsible  for the cost of travel to the offices of Eudamonia  required  under the Agreement.

VII. FINANCIAL PROJECTIONS

     1.   InvestAmerica  responsible for annual projection inputs with regard to the Existing  Portfolio and expenses under its control and for interim projection inputs as reasonably required.
     2.   Eudaimonia responsible for MACC financial projections.

--------

                                       2

                                                                PRELIMINARY COPY
                                                                      PROXY CARD

                           MACC Private Equities Inc.
               Proxy Solicited on Behalf of the Board of Directors
                       for Annual Meeting of Shareholders
                                 March 25, 2008

         The undersigned hereby appoints Geoffrey T. Woolley,  David R. Schroder and  Robert A.  Comey and each of them,  with full  power of  substitution,  and hereby  authorizes  them to  represent  the  undersigned  and to vote all of the shares of Common Stock of MACC PRIVATE EQUITIES INC. (the "Corporation") held of record by the  undersigned  on  January  31,  2008,  at the  Annual  Meeting  of
Shareholders  of  the  Corporation  to  be  held  on  March  25,  2008  and  any adjournment(s) thereof.

         The proxy  when  properly  executed  will be voted as  directed  by the undersigned shareholder. If directors are not indicated, the proxy will be voted to elect the  nominees  described in item 1 and for the  proposals  described in item 2, item 3, item 4 and item 5. The proxies, in their discretion, are further authorized  to vote (a) on  matters  which the Board of  Directors  did not know would be presented at the Annual Meeting within the time period specified in the
Corporation's  Amended and Restated  Bylaws;  and (b) on other matters which may properly come before the Annual Meeting and any  adjournments  or  postponements thereof.

                  (continued, and to be signed on reverse side)

--------------------------------------------------------------------------------
-   Address Change/Comments (Mark the corresponding box on the reverse side)   -
--------------------------------------------------------------------------------
-                                                                              -
-                                                                              -
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-                                                                              -
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                                                                                                     PRELIMINARY COPY
                                                                                                     PROXY CARD

                                                                                                     Please Mark
                                                                                                     Here for        |__|
                                                                                                     Address
                                                                                                     Change or
                                                                                                     Comments
                                                                                                     SEE REVERSE
                                                                                                     SIDE
--------------------------------------------------------------- ---------------------------------------- ---------- ----------
 1.  To elect five Directors to serve until the 2009                                              FOR     AGAINST    ABSTAIN
 Annual Meeting of Shareholders or until their
 respective successors shall be elected and qualified;

                                  FOR       WITHHOLD Authority  2. To approve an Investment       |__|     |__|       |__|
Director Nominees:           all nominees    for all nominees   Advisory Agreement between the
01 Michael W. Dunn               |__|              |__|         Corporation and Eudaimonia
02 James W. Eiler                                               Asset Management, LLC;
03 Benjamin Jiaravanon
04 Gordon J. Roth                                               3.  To approve an Investment      |__|     |__|       |__|
05 Geoffrey T. Woolley                                          Subadvisory Agreement among the
(INSTRUCTIONS: To withhold authority for any individual         Corporation, Eudaimonia and
nominee, write that nominee's name on the space provided        InvestAmerica Investment Advisors,
below.)                                                         Inc.;

--------------------------------------------------------------  4.  To authorize the Corporation  |__|     |__|       |__|
                                                                to issue rights to acquire any
--------------------------------------------------------------  authorized shares of Common Stock of the Corporation;

                                                                5. To ratify the appointment of   |__|     |__|       |__|
                                                                KPMG LLP as independent
                                                                auditors; and

                                                                6. To transact such other         |__|     |__|       |__|
                                                                business that may properly
                                                                come before the meeting and any
                                                                adjournment thereof.

PLEASE SIGN, DATE AND RETURN THIS PROXY USING THE ENCLOSED ENVELOPE.

Signature _____________________________                Signature _____________________________            Date _______________

Please sign your name  exactly as it appears  hereon.  If signing  for  estates, trusts,  corporations or  partnerships,  title or capacity should be stated.  If shares are held jointly, each holder should sign.
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